As filed with the Securities and Exchange Commission on April 22, 2026

File No. 333-190294

  File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

PRE-EFFECTIVE AMENDMENT NO.  ☐

POST-EFFECTIVE AMENDMENT NO. 17 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 402  ☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor’s Principal Executive Offices)

(205) 268-1000

(Depositor’s Telephone Number, including Area Code)

BRANDON J. CAGE, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2026 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on               pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration or amendment thereto within 3 years preceding this filing)

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒ Insurance Company relying on Rule 12h-7 under the Exchange Act

☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PROSPECTUS
May 1, 2026
Protective Variable Annuity Investors Series	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202‑0648 Telephone: 1‑800‑456‑6330 www.protective.com
This Prospectus describes an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company (the “Contract”). The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans. The Contract is a complex investment and involves risks, including potential loss of principal. Withdrawals could result in surrender charges, taxes, and tax penalities. Certain Contract features and/ or certain investment options offered under the Contract may not be available through all broker-dealers. For further details, please contact us at 1-800-456-6330.
You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Protective Variable Annuity Separate Account (the “Variable Account”). The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts. The Funds are described in an appendix to this Prospectus. (See “Appendix: Investment Options Available Under the Contract”).
This Prospectus sets forth a description of all material features about the Contract and the Variable Account that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Contract. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission (“SEC”), contains additional information about the Contract and the Variable Account. Additional information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer or the refund amount may be different. Upon cancellation, you will receive the greater of your Purchase Payments or your Contract Value without any deduction for fees or charges. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Protective Life Insurance Company’s obligations under the Contract are subject to its financial strength and claims-paying ability.
Please read this Prospectus carefully. You should keep a copy for future reference.
The Protective Variable Annuity Investors Series is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
PRO.PVAIS.05.26

SPECIAL TERMS
“We”, “us”, “our”, “Protective Life”, and “Company”  refer to Protective Life Insurance Company. “You”, “your” and “Owner” refer to the person(s) who has been issued a Contract.
Accumulation Unit A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date.
Administrative Office Protective Life Insurance Company, P.O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).
Annuity Date The date as of which the Annuity Value is applied to an Annuity Option.
Annuity Option The payout option under which the Company makes annuity income payments.
Annuity Value The amount we apply to the Annuity Option you have selected. Generally, this amount is your Contract Value plus any increase resulting from the PayStream Plus Annuitization Benefit, if applicable, less any applicable fees, charges and premium taxes.
Assumed Investment Return The assumed annual rate of return used to calculate the amount of the variable income payments.
Code The Internal Revenue Code of 1986, as amended.
Contract  The Protective Variable Annuity Investors Series, a flexible premium, deferred, variable and fixed annuity contract.
Contract Anniversary The same month and day as the Issue Date in each subsequent year of the Contract.
Contract Value  Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.
Contract Year Any period of 12 months commencing with the Issue Date or any Contract Anniversary.
DCA Dollar cost averaging.
DCA Accounts A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.
Death Benefit The amount we pay to the beneficiary if an Owner dies before the Annuity Date.
Due Proof of Death Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.
Fixed Account A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.
Fund Any investment portfolio in which a corresponding Sub-Account invests.
Good Order (“good order”) A request or transaction generally is considered in “Good Order” if we receive it in our Administrative Office within the time limits, if any, prescribed in the Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to affect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.
Guaranteed Account The Fixed Account, the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.

Investment Option Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.
Issue Date The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.
Monthly Anniversary Date The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.
Owner The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.
Purchase Payment The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.
Qualified Contracts Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.
Qualified Plans Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.
Sub-Account A separate division of the Variable Account.
Valuation Date Each day on which the New York Stock Exchange is open for business.
Valuation Period The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Date and ends at the close of regular trading on the next Valuation Date. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.
Variable Account The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.
Written Notice A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term “written notice” in lower case to refer to a notice that we may send to you.

OVERVIEW OF THE VARIABLE ANNUITY CONTRACT
Q: What is this Contract, and what is it designed to do?
A: The Protective Investors Series Variable Annuity Contract is designed to provide long-term accumulation of assets through investments in a variety of Investment Options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds, and may not be appropriate for you if you do not have a long-term investment horizon.
Q: How do I accumulate assets in this Contract and receive income from the Contract?
A: Your Contract has two phases: 1) an accumulation (savings) phase: and 2) a payout (income) phase.
1.
Accumulation (Savings) Phase

To help you accumulate assets, you can invest your Purchase Payments in:
•
Funds (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and

•
The Fixed Account option, which offers a guaranteed interest rate during a selected period.

Additional information about the Funds in which you can invest is provided in the back of this Prospectus. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
2.
Payout (Income) Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called annuity payments) from the Company, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the Investment Options you select. Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including the optional death benefit) terminate upon annuitization.
Q: What are the primary features and options that this Contract offers?
A: Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay surrender charges and income taxes, including an additional tax if you are younger than age 59½).
Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed when: (1) you make a withdrawal or (2) you receive an income payment from the Contract. Your beneficiary is taxed upon payment of a death benefit. For more information, see “Federal Tax Matters”.
Death benefits. Your Contract includes a basic death benefit, the Contract Value Death Benefit, that will pay your beneficiaries the Contract Value as of the date we receive Due Proof of Death, minus applicable fees and charges. You can purchase an optional death benefit for an additional fee. The optional death benefit may increase the amount of money payable to your beneficiaries upon your death.
Portfolio rebalancing and dollar cost averaging. At no additional charge, you may select portfolio rebalancing, which automatically rebalances the Sub-Accounts you select to maintain your chosen percentage allocation of Variable Account value among the Sub-Accounts. Alternatively, at no additional charge, you may select dollar cost averaging (DCA), which automatically transfers a specific amount of money from the DCA Account or the Fixed Account to the Sub-Accounts you have selected, at set intervals over a specific period of time.
Automatic withdrawals. You may make pre-authorized withdrawals of a level dollar amount from the Contract on a monthly or quarterly basis before the Annuity Date. There is no charge for the automatic withdrawal program. However, if, during a Contract Year, the amount of the withdrawals exceeds the annual free withdrawal amount, we will deduct a surrender charge. You may also have to pay income taxes, including an additional tax if you are younger than age 59½.
Allocation Adjustment Program. At no additional charge, you may elect to participate in the Allocation Adjustment Program. We will monitor the performance of certain Sub-Accounts in which you may invest. If, on any Monthly

Anniversary Date, the Accumulation Unit value of a monitored Sub-Account is the same as or drops below a specified level, we will transfer all Contract Value from that Sub-Account to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account.
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you surrender or make a withdrawal from your Contract within seven (7) years following your last Purchase Payment and before the Annuity Date, you will be assessed a surrender charge of up to 7% on the amount of the withdrawal minus the annual free withdrawal amount. The surrender charge starts at 7% and declines to 0% over seven (7) years.
For example, assume you purchased a Contract with a single Purchase Payment of $100,000 and surrendered the Contract during the first Contract Year. Your free withdrawal amount is $10,000 (10% x $100,000) and is not subject to a surrender charge. You will be assessed a surrender charge of up to $6,300 (7% x $90,000) on the remaining amount of your surrender request.
For additional information about charges for surrenders and early withdrawals, see “CHARGES AND DEDUCTIONS – Surrender Charge (Contingent Deferred Sales Charge)” and “FEE TABLE -- Transactions Fees” in the Prospectus.

Are There Transaction Charges?
Yes. In addition to surrender charges, you may also be charged $25 per transfer after the first 12 transfers in a Contract Year. Currently, we do not assess this charge.
For additional information about transaction charges, see “FEE TABLE - Transaction Expenses” and “CHARGES AND DEDUCTIONS” in the Prospectus.

Are There Ongoing Fees and Expenses (annual charges)?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base contract (1)	1.02%	1.02%
Investment options (Fund fees and expenses) (2)	0.34%	5.82%
Optional benefits available for an additional charge
Return of Purchase Payments Death Benefit Fee (if elected) (3)	0.20%	0.20%

(1)
As a percentage of average Variable Account Value. We calculate the Base Contract fee by dividing the total amount we receive from the annual contract maintenance fee, the mortality and expense risk charge and the administration charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

(2)
As a percentage of Fund assets.

(3)
As an annualized percentage of the death benefit value. The Return of Purchase Payments Death Benefit Fee is paid on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date.

Because your Contract is customizable, the options and benefits you choose can affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. These estimates assume that you do not take any withdrawals from the Contract, which could add surrender charges, that substantially increase costs.
?
Lowest Annual Cost: $1,391	Highest Annual Cost: $3,753
Assumes:	Assumes:
• Investment of $100,000 • 5% annual appreciation • Least expensive combination of Fund fees and expenses • No optional benefits • No additional Purchase Payments, transfers or withdrawals	• Investment of $100,000 • 5% annual appreciation • Most expensive combination of optional benefits and Fund fees and expenses • No additional Purchase Payments, transfers, or withdrawals
For additional information about annual charges, see “FEE TABLE” AND “CHARGES AND DEDUCTIONS” in the Prospectus.
RISKS
Is There a Risk of Loss From Poor Performance?
Yes. You can lose money by investing in this Contract, including loss of principal.
For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

Is Thisa Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, surrender charges and federal and state income taxes may apply.
Surrender charges may apply for up to seven (7) years following your last Purchase Payment. Withdrawals will reduce your Contract Value and death benefit.
The benefits of tax deferral also mean the Contract is less beneficial to investors with a short time horizon.
For additional information about the investment profile of the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “CHARGES AND DEDUCTIONS,” ”FEDERAL TAX MATTERS,” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

What are the Risks Associated with the Investment Options?
An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.
Each Investment Option (including the Guaranteed Account) has its own unique risks.
You should review the prospectuses for the available Funds and consult with your financial professional before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Guaranteed Account), guarantees, or benefits under the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” and “THE COMPANY, VARIABLE ACCOUNT AND FUNDS” in the Prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes. Currently, there is no charge when you transfer Contract Value among Investment Options. However, we reserve the right to charge $25 for each transfer after the first 12 transfers in any Contract Year in the future.
We reserve the right to remove or substitute Funds as Investment Options that are available under the Contract. We also reserve the right to restrict the allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of our Fund selection criteria and/or if a Fund has not attracted significant contract owner assets.
For additional information about Investment Options, see “CHARGES AND DEDUCTIONS – Transfer Fee” and “THE COMPANY, VARIABLE ACCOUNT AND FUNDS – Selection of Funds – Addition, Deletion or Substitutions of Investments” in the Prospectus.

Are There any Restrictions on Contract Benefits?
Yes. If you elect to participate in the optional Allocation Adjustment Program, you may not allocate Purchase Payments into restricted Sub-Accounts.
Withdrawals may reduce the optional Return of Purchase Payments Death Benefit by an amount greater than the value withdrawn, and could terminate the benefit.
We may stop offering the optional death benefit at any time.
For additional information about the optional death benefit, see “DEATH BENEFITS - Selecting A Death Benefit” in the Prospectus.

TAXES
What Are the Contract’s Tax Implications?
You should consult with a qualified tax advisor regarding the federal tax implications of an investment in, payments received under, and other transactions in connection with this Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a death benefit, or annuity income payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59½. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends.
For additional information about tax implications, see “FEDERAL TAX MATTERS” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, asset-based compensation may provide broker-dealers and/or their registered representatives with an incentive to recommend initial or continued investment in the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see “DISTRIBUTION OF THE CONTRACTS” in the Prospectus.

CONFLICTS OF INTEREST
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see “TAXATION OF ANNUITIES IN GENERAL – Exchanges of Annuity Contracts” in the Prospectus.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and charges that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

TRANSACTION EXPENSES
Maximum Surrender Charge (as % of amount surrendered) (1)	7%
Transfer Fee (2)	$25

(1)
The surrender charge is based upon Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed will not exceed 9% of aggregate Purchase Payments. The surrender charge declines over time. (See “Determining the Surrender Charge.”)

(2)
Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. We will give written notice thirty (30) days before we impose a Transfer Fee. See “CHARGES AND DEDUCTIONS, Transfer Fee.”

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Fund fees and expenses. If you choose to purchase an optional death benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES
Administrative Expenses(1)	$35
Base Contract Expenses (as a percentage of average Variable Account value)(2)	1.00%
Optional Benefit Expenses
Return of Purchase Payments Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(3)	0.20%

(1)
Includes the annual contract maintenance fee. We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more. (See “CHARGES AND DEDUCTIONS, Contract Maintenance Fee” in the Prospectus.)

(2)
Base Contract Expenses include a mortality and expense risk charge equal on an annual basis to 0.90% of the average daily net assets of the Variable Account attributable to your Contract and an administration charge equal on an annual basis to 0.10% of average daily net assets of the Variable Account attributable to your Contract.

(3)
There are two death benefits available under the Contract: (1) Contract Value Death Benefit; and (2) the Return of Purchase Payments Death Benefit. There is no death benefit fee for the Contract Value Death Benefit. For more information on these death benefit values and fees, and how they are calculated, please see the “DEATH BENEFIT” and “CHARGES AND DEDUCTIONS, Death Benefit Fee” sections of the Prospectus. The Return of Purchase Payments Death Benefit may not be available through your broker-dealer.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, can be found in an Appendix to this Prospectus. (See “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.”)

ANNUAL FUND EXPENSES
	Minimum	Maximum
Annual Fund Expenses before any waivers or expense reimbursements (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.34%	5.82%
Annual Fund Expenses after any waivers or expense reimbursements (1)	0.34%	5.67%

(1)
The “Annual Fund Expenses after any waivers or expense reimbursements” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Funds after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

Example
The following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including transaction expenses, the Administrative Expenses, Base Contract Expenses, and both maximum and minimum Annual Fund Expenses. The example also assumes that the Return of Purchase Payments Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.
The example assumes that you invest $100,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.
1.
If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$10,126	$16,979	$23,016	$39,536
Minimum Fund Expense	$8,106	$10,905	$12,761	$18,528

2.
If you annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$3,753	$11,388	$19,201	$39,536
Minimum Fund Expense	$1,594	$4,940	$8,511	$18,528
Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

(1)
You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see “ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date.” The death benefit fee does not apply after the Annuity Date.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Unsuitable as Short-Term Savings Vehicle. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right investment for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Withdrawals may reduce the optional Return of Purchase Payments Death Benefit by more than the amount withdrawn. Please discuss your insurance needs and financial objectives with your financial professional.
Investment Risk. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen. The Contract Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Fund. This risk could have a significant negative impact on the death benefits and Annuity Options under the Contract. The investment risks are described in the prospectuses for the Funds.
Tax Consequences. Generally all earnings are tax-deferred until withdrawn or until annuity income payments begin. If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax deferred benefit. Distributions (which include surrenders, withdrawals, or payment of death benefits) from non-Qualified Contracts will generally result in taxable income if Contract Value has increased. Distributions from Qualified Contracts will generally result in taxable income even if Contract Value has not increased. All amounts includable in income with respect to the Contract are taxed at ordinary income tax rates. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59½. See “Federal Tax Matters.”
Company Risk. An investment in the Contract is subject to the risks related to Protective Life. Any obligations (including under the Guaranteed Account and death benefits), guarantees, or benefits are subject to the claims-paying ability of Protective Life. More information about Protective Life, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing to us at the address shown on the cover page of this Prospectus.
Purchase Payment Risk. We reserve the right to refuse any Purchase Payments and to limit your ability to make subsequent Purchase Payments. If we exercise our right to suspend, reject, and/or place limitations on the acceptance of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments and therefore may limit increases in the death benefits. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan or an IRA. We will also not accept Purchase Payments (i) on or after the earlier of the oldest Owner’s and Annuitant’s 86th birthday or (ii) within 3 years of the Annuity Date. For additional information about Purchase Payments, see “DESCRIPTION OF THE CONTRACT - Purchase Payments” in the Prospectus.
Business Disruption and Cyber-Security Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. In addition, the risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Contract-related transactions, including processing of orders from Owners and orders with the Funds, impact our ability to calculate Contract Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
Protective Life Insurance Company
The Contracts are issued by Protective Life. Protective Life is a Nebraska corporation that was founded in 1907. Following its receipt of an Order Approving Redomestication on December 20, 2024, Protective Life redomesticated from Tennessee to Nebraska, and became an insurance company domiciled in the State of Nebraska as of December 31, 2024. Protective Life’s address is P.O. Box 10648, Birmingham, Alabama 35202-0648. Protective Life markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities and extended service contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of Daiichi Life Group, Inc. (“Daiichi”) (formerly Dai-ichi Life Holdings, Inc.). Daiichi’s stock is traded on the Tokyo Stock Exchange. For more information about us, go to www.protective.com.
Protective Variable Annuity Separate Account
The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. On December 31, 2024, Protective Life changed to a Nebraska corporation and, accordingly, the Variable Account currently operates under the laws and regulations of Nebraska. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and meets the definition of a separate account under federal securities laws.
Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life’s general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.
Administration
Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.
The Funds
Information regarding each Fund is included in an Appendix to this Prospectus. (See “Appendix: Investment Options Available Under the Contract”).
The Appendix includes the following information about each Fund:
• Fund name;
• Type of Fund;
• Investment objective;
• Investment adviser and any sub-adviser;
• Current expenses; and

• Performance.
Each Fund has issued a prospectus. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more detailed information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.protective.com/eprospectus. You can also request this information at no cost by calling 855-920-9713 or sending an email request to prospectus@protective.com.
Shares of the Funds are offered only to:
1.
the Variable Account;

2.
other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

3.
separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

4.
certain qualified retirement plans.

For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.
Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.
There is no assurance that the stated objectives and policies of any of the funds will be achieved.
Volatility Management Strategies.   Certain Funds utilize volatility management strategies as part of their investment objectives and/or principal investment strategies. Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Contract Value rising less than would have been the case had you been invested in a Fund that does not utilize a volatility management strategy. Conversely, investing in a Fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a Fund that features a volatility management strategy. Please see the Funds’ prospectuses for information about volatility management strategies.
Selection of Funds
We select the Funds offered through the Contracts based on several criteria, including but not limited to the following:
•
asset class coverage;

•
the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure;

•
brand recognition;

•
performance;

•
the capability and qualification of each investment firm; and

•
whether our distributors are likely to recommend the Funds to Contract Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.
Asset Allocation Model Portfolios.
Several asset allocation models (“Model Portfolios”) are available at no additional charge as Investment Options under your Contract.
Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objectives.
Pursuant to an agreement with Protective Life, Milliman, Inc., a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, determines the composition of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Contract.
The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, the overall historical performance and volatility of the Funds, and the marketability of individual Funds and Fund families. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. (“IDI”). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.
The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.
The following is a brief description of the Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.
•
Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest of the asset class target allocations are in fixed income, large-cap value and mortgages.

•
Balanced Growth & Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 50% in equity and 50% in fixed income investments. The largest asset class target allocations are in fixed income, large-cap value, international equity and large-cap growth.

•
Balanced Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large-cap value, and large-cap growth.

•
Growth Focus portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 75% in equity and 25% in fixed income investments. The largest asset class target allocations are in international equity, large-cap value, large-cap growth and mid-cap stocks.

From time to time other asset allocation model portfolios composed of underlying Sub-Accounts may be made available as Investment Options under your Contract. In addition to the Model Portfolios discussed above, asset allocation model portfolios developed by Portfolio Companies (“Portfolio Company Models”) may be made available.

These Portfolio Company Models are made up of Funds offered by one Portfolio Company. For more information on Portfolio Company Models and their availability, contact your financial adviser
Other Information about the Funds
Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If a participation agreement relating to a Fund terminates, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.
Certain Payments We Receive with Regard to the Funds
We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.
12b-1 Fees.   We receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund’s total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we anticipate we will receive from the Funds on an annual basis:
Incoming 12b-1 Fees
Fund	Maximum 12b-1 fee
Paid to us:
AB Variable Products Series Fund, Inc	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
American Funds Insurance Series	0.25%
BlackRock Variable Series Funds, Inc	0.25%
Clayton Street Trust	0.25%
Columbia Funds Variable Insurance Trust	0.25%
Fidelity Variable Insurance Products	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Guggenheim Variable Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
T. Rowe Price Equity Series, Inc	0.25%
Payments From Advisers and/or Distributors.    As of the date of this Prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than 12b-1 fees. These payments are not paid out of fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets other than 12b-1 fees. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. See the Funds’ prospectuses for more information. The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliates). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.
Other Payments.   A Fund’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.
For details about the compensation payments we make in connection with the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACTS.”
Addition, Deletion or Substitution of Investments
Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life’s judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract’s interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this Prospectus or a supplement to the Prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.
Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.
If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires or permits.
DESCRIPTION OF THE CONTRACT
The following sections describe the Contracts currently being offered.
The Contract
The Protective Variable Annuity Investors Series Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life.
Use of the Contract in Qualified Plans
You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

Parties to the Contract
Owner
The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. However, Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner’s 86th birthday. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions apply to the Annuitant.
The Owner of this Contract may be changed by Written Notice provided:
1.
each new Owner’s 86th birthday is after the Issue Date; and

2.
each new Owner’s 95th birthday is on or after the Annuity Date.

For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See “TAXATION OF ANNUITIES IN GENERAL.”)
Beneficiary
The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of the Owner.
Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.
Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner’s death.
If no Beneficiary designation is in effect or if no Beneficiary is living at the time of the Owner’s death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.
Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.
Annuitant
The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant’s 86th birthday. If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.
The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant’s 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested.
Payee
The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.
Issuance of a Contract
To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract, for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.
If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.
Purchase Payments
We will only accept Purchase Payments before the earlier of the oldest Owner’s and Annuitant’s 86thbirthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum initial Purchase Payment is $5,000. The minimum subsequent Purchase Payment is $100, or $50 if made by electronic funds transfer. We may amend this minimum subsequent Purchase Payment amount at any time. Under certain circumstances, we may be required by law to reject a Purchase Payment.
We reserve the right to limit, suspend, or reject any Purchase Payment at any time in our sole discretion, and/ or limit the Investment Options to which Contract Owners may direct Purchase Payments, following written notice to Contract Owners. We may do so for all Contracts or only certain classes of Contracts. If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. These restrictions could prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer sponsored retirement plan or an IRA. Accordingly, you should consider whether the Contract is appropriate for you. (See “QUALIFIED RETIREMENT PLANS.”) Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.
Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.
The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is $1,000,000.
We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract. We will give written notice at least five (5) days before any changes to Purchase Payment limitations go into effect.
Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See “Surrenders and Withdrawals.”) Upon receipt of Due Proof of Death of the Owner at our Administrative Office the Company will terminate deductions under the automatic purchase payment plan.
We do not always receive your Purchase Payment or your application on the day you send it or give it to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.
Right to Cancel
You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of

Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted under state law, Protective Life will refund the Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment. For more information regarding state variations, see Appendix: Variations of Right to Cancel Deadlines After Receipt of Contract By Owner, by State.
For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account until the expiration of the right-to-cancel period. When we allocate your initial Purchase Payment (and any subsequent Purchase Payments) to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account for the right-to-cancel period, we will refund the greater of the Contract Value without any deductions for fees or charges or the Purchase Payment. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.
Allocation of Purchase Payments
Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.
Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written instructions”). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.
If you elect to participate in the optional Allocation Adjustment program, you may not allocate Purchase Payments into restricted Sub-Accounts. If we receive instructions from you requesting an allocation to a restricted Sub-Account, we will allocate the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Invesco Oppenheimer V.I. Government Money Fund Sub-Account. See “THE ALLOCATION ADJUSTMENT PROGRAM.”
Variable Account Value
Sub-Account Value
A Contract’s Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.
The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.
Determination of Accumulation Units
Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.
Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:
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surrenders and applicable surrender charges;

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withdrawals and applicable surrender charges;

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automatic withdrawals and applicable surrender charges;

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transfer from a Sub-Account and any applicable transfer fee;

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payment of a death benefit claim;

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application of the Contract Value to an Annuity Option; and

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deduction of the monthly death benefit fee and the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee and the annual contract maintenance fee are canceled without notice or instruction.
Determination of Accumulation Unit Value
The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.
Net Investment Factor
The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:
1.
is the result of:

a.
the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.
the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the “ex-dividend” date occurs during the current Valuation Period.

2.
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

3.
is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers
Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received in “good order” at our Administrative Office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our Administrative Office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. A transaction request will be deemed in “good order” if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See “SUSPENSION OR DELAY IN PAYMENTS.”) There are limitations on transfers, which are described below.
After the Annuity Date, when variable income payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or from a Sub-Account and Guaranteed Account.
In the event of the Owner’s death, all automatic transfers under the Contract, such as dollar cost averaging, portfolio rebalancing, and Allocation Adjustment will cease upon our receipt of Due Proof of Death at our Administrative Office.

A surviving spouse who elects to continue the Contract as the new Owner may decide to participate in either dollar cost averaging or portfolio rebalancing, or both, subject to the terms and conditions set forth in this Prospectus. A surviving spouse who continues the Contract may also elect to participate in the Allocation Adjustment Program.
Any Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 years of the Owner’s death may transfer Contract Value among the Sub-Accounts and participate in either the portfolio rebalancing program or Allocation Adjustment Program, or both. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See “DEATH BENEFIT-Payment of the Death Benefit.”
How to Request Transfers
Before or after the Annuity Date, owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written instructions”). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.
Reliability of Communications Systems
The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers’, your registered representative’s, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can request your transaction by writing to us.
Limitations on Transfers
We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.
Minimum amounts.   You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.
Number of transfers.   Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 for each Contract in each Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 for each Contract during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See “CHARGES AND DEDUCTIONS, Transfer Fee.”) We will not include transfers made pursuant to the dollar-cost averaging, allocation adjustment or portfolio rebalancing programs when counting frequent transfer activity or assessing a transfer fee.
Limitations on transfers involving the Guaranteed Account.   No amounts may be transferred into a DCA Account. No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of  (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.
Limitations on Transfers under the Optional Allocation Adjustment Program.   If you elect to participate in the optional Allocation Adjustment Program, you may transfer Contract Value among the Investment Options only by submitting a new Contract allocation instruction and you may not transfer Contract Value into restricted Sub-Accounts. If we receive instructions from you requesting a transfer of Contract Value to a restricted Sub-Account, we will transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account. See “THE ALLOCATION ADJUSTMENT PROGRAM.”
Limitations on frequent transfers, including “market timing” transfers.   Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.
When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:
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Increased brokerage, trading and transaction costs;

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Disruption of planned investment strategies;

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Forced and unplanned liquidation and portfolio turnover;

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Lost opportunity costs; and

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Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.
We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the allocation adjustment, dollar-cost averaging or portfolio rebalancing programs when monitoring for frequent transfer activity.
When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.
In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.
Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner’s transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.
We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.
Dollar Cost Averaging
Before the Annuity Date, you may instruct us by Written Notice to transfer automatically, on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the “dollar-cost averaging” (“DCA”) method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.
DCA transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Dollar cost averaging transfers cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. Any remaining balance designated for DCA transfers will be automatically transferred to the Sub-Accounts according to the Owner’s current dollar cost averaging instructions.
There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may make DCA transfers or discontinue dollar cost averaging upon written notice to the Owner at any time for any reason.
In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.
Transfers from the DCA Accounts.   If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.
Currently, the maximum period for dollar cost averaging from the DCA Account 1 is six months and from the DCA Account 2 is twelve months. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.
The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.
We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.
Transfers from the Fixed Account.    You may also establish dollar-cost averaging transfers from the Fixed Account; the minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. If you wish to establish dollar-cost averaging transfers from the Fixed Account, you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.
Dollar Cost Averaging Transfers under the Optional Allocation Adjustment Program.   If you elect to participate in the optional Allocation Adjustment Program, any automatic transfers from the DCA Account to the restricted Sub-Account will be redirected to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account. See “THE ALLOCATION ADJUSTMENT PROGRAM.”

Portfolio Rebalancing
Before the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts (“portfolio rebalancing”). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.
You may elect portfolio rebalancing to occur on the 1st through the 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Portfolio rebalancing ceases when we receive Due Proof of Death of the Owner at our Administrative Office. The Contract Value will remain in the Investment Options as of the date we receive Due Proof of Death of the Owner. A surviving spouse who elects to continue the Contract and become the new Owner, or any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may provide us with new Contract allocation instructions. See “DEATH BENEFIT — Payment of the Death Benefit.”
There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.
Portfolio Rebalancing under the Optional Allocation Adjustment Program.   If you elect to participate in the optional Allocation Adjustment Program, we will “re-balance” your Variable Account value according to your most recent allocation instructions, but will include the Invesco® V.I. U.S. Government Money Portfolio Sub-Account in place of the restricted Sub-Account. See “The Allocation Adjustment Program.”
Surrenders and Withdrawals
At any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals, and a 10% federal additional tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59½. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”) A surrender charge may also apply to surrenders and withdrawals.
(See “CHARGES AND DEDUCTIONS.”) A surrender value may be available under certain Annuity Options. (See “Annuitization.”) In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in “good order” at our Administrative Office. (See “SUSPENSION OR DELAY IN PAYMENTS.”)
Surrenders
At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for surrenders of Contracts that have a Contract Value of  $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract at any time without prior notice. We will pay you the surrender value in a lump sum.
Withdrawals
At any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. If you request a withdrawal that would reduce your Contract Value below $5,000, then the Company will (1) confirm the request for partial withdrawal with the Contract Owner, and, (2) if the request is confirmed, will treat the request for partial withdrawal as a request to fully surrender the Contract.
You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently we accept requests for withdrawals by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of  $50,000. For withdrawals exceeding 25% of the Contract Value and/or $50,000 we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, the withdrawal will be made from each Investment Option based on the proportion that the value of each Investment Option bears to the total Contract Value.
Withdrawals will reduce your Contract Value and Death Benefit payable.
Signature Guarantees
Signature guarantees are required for withdrawals or surrenders of  $50,000 or more.
Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.
An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.
A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.
Surrender Value
The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your request in “good order” at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.
The amount we will pay you if you request a withdrawal depends on whether you request a “gross” withdrawal or a “net” withdrawal. For a “gross” withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a “net” withdrawal, this amount is equal to the Contract Value withdrawn (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). (See CHARGES AND DEDUCTIONS — Surrender Charge. (Contingent Deferred Sales Charge))
Cancellation of Accumulation Units
Surrenders and withdrawals, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.
Surrender and Withdrawal Restrictions
The Owner’s right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.
In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made. For details about the restrictions under your Qualified Plan, please contact your plan administrator.
Automatic Withdrawals
Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals before the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will be made by electronic fund transfer. To participate in the plan you must have:
1.
made an initial Purchase Payment of at least $5,000; or

2.
a Contract Value as of the previous Contract Anniversary of at least $5,000.

The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See “Purchase Payments”.) There may be federal and state income tax consequences to automatic withdrawals from the Contract, including the possible imposition of a 10% federal additional tax if the withdrawal occurs before the Owner reaches age 59½. You should consult your tax advisor before participating in any withdrawal program. (See “Taxation of Withdrawals and Surrenders.”)

When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the “free withdrawal amount” described in the “Surrender Charge” section of this Prospectus, we will deduct a surrender charge where applicable. (See “Surrender Charge.”) Automatic withdrawals will be taken pro-rata from the Investment Options in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.
If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. The automatic withdrawal plan may be discontinued by the Owner by Written Notice at any time for any reason. Upon receipt of Due Proof of Death of an Owner at our Administrative Office, we will terminate the automatic withdrawal plan.
There is no charge for the automatic withdrawal plan. We reserve the right to discontinue the automatic withdrawal plan upon written notice to you.
THE GUARANTEED ACCOUNT
The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (“1933 Act”), and neither these accounts nor the Company’s general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company’s general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this Prospectus are for the Owner’s information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.
The Guaranteed Account consists of the Fixed Account and the DCA Accounts. We may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Accounts are available in your Contract.
From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. The guaranteed minimum interest for each account in the Guaranteed Account is disclosed in the specification pages of your Contract. The current interest rate for each account in the Guaranteed Account under your Contract is available to you through your myprotective.com account or by calling toll-free 1-800-456-6330.
Our General Account
The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.
The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Variable Account value (such as those associated with the Return of Purchase Payments Death Benefit), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.
We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis as required by state regulators.
Our audited financial statements are incorporated by reference in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.
The Fixed Account
You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See “Transfers.”)
The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments and transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.
The DCA Accounts
DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See “Transfers, Dollar Cost Averaging.”) We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.
The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.
Guaranteed Account Value
Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:
1.
Purchase Payments allocated to the Guaranteed Account; plus

2.
amounts transferred into the Guaranteed Account; plus

3.
interest credited to the Guaranteed Account; minus

4.
amounts transferred out of the Guaranteed Account including any transfer fee; minus

5.
the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus

6.
fees deducted from the Guaranteed Account, including the optional monthly death benefit fee and the annual contract maintenance fee.

For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a “first-in, first-out” (FIFO) basis.
DEATH BENEFIT
If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.
We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. Valuation Periods end at the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner’s death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and Non-Qualified Contracts, except where noted otherwise.

In that regard, the post-death distribution requirements for Qualified Contracts and Non-Qualified Contracts are similar, but there are some significant differences. For a discussion of the post-death distribution requirements for Qualified Contracts, see “QUALIFIED RETIREMENT PLANS, Required Minimum Distributions Upon Your Death.”
The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code in the case of a Non-Qualified Contract, and Section 401(a)(9) of the Code in the case of a Qualified Contract. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.
Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.
Payment of the Death Benefit
The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner, and the entire interest in the Contract must be distributed under one of the following options:
1.
the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner’s death, and subject to certain further limits in the case of a Qualified Contract; or,

2.
the entire Contract Value must be distributed (i) within 5 years of the Owner’s death if the Contract is a Non-Qualified Contract or, in some cases, a Qualified Contract, or (ii) within 10 years of the Owner’s death if the Contract is a Qualified Contract and the 5-year requirement does not apply under applicable federal tax rules.

The tax rules for Qualified Contracts differ in some material respects from the tax rules for Non-Qualified Contracts, including by limiting the types of beneficiaries who can elect option 1 above and the circumstances in which a 5-year or 10-year distribution requirement will apply. See “QUALIFIED RETIREMENT PLANS, Temporary Rules under the CARES Act and Required Minimum Distributions Upon Your Death.”
If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary’s portion of the claim is established as of date we receive that Beneficiary’s claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner’s allocation instructions. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary’s portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Accounts will be subject the investment performance of the underlying Funds, and may increase or decrease in value.
Automatic Transfers Upon the Death of an Owner. In the event of the Owner’s death, all automatic transfers under the Contract, such as dollar cost averaging, portfolio rebalancing, and Allocation Adjustment will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. A surviving spouse who elects to continue the Contract and become the new Owner may elect to participate in the dollar cost averaging or portfolio rebalancing program, subject to the requirements governing those programs described in this Prospectus. A surviving spouse who continues the Contract may also elect to participate in the Allocation Adjustment Program. Any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 or 10 years of the Owner’s death (as applicable under federal tax rules), may elect to participate in the portfolio rebalancing or Allocation Adjustment program, or both, subject to the requirements governing those programs as described in this Prospectus. See “DEATH BENEFIT — Payment of the Death Benefit.”
Continuation of the Contract by a Surviving Spouse
In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner’s spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if the deceased Owner’s spouse’s 86th birthday is after the Issue Date and 95th birthday is on or after the Annuity Date then in effect. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse’s continuation of the contract. The surviving spouse may select a new Beneficiary. Upon this spouse’s death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.
The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a “spouse” under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner generally must surrender the Contract within 5 or 10 years of the Owner’s death, or take distributions from the Contract over the Beneficiary’s life or life expectancy, beginning within one year of the deceased Owner’s death, with the applicable rules different depending on whether the Contract is a Non-Qualified Contract or a Qualified Contract.
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as “spouses” for federal tax purposes. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.
Selecting a Death Benefit
This Contract offers two different death benefits: (1) the Contract Value Death Benefit and (2) the Return of Purchase Payments Death Benefit. The following table summarizes information about the death benefits available under the Contract.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Contract Value Death Benefit	Equal to the Contract Value as of the date we receive Due Proof of Death	Standard	No charge	• None.
Return of Purchase Payments Death Benefit
Equal to the greatest of:
1.
the Contract Value, or

2.
the aggregate Purchase Payments less an adjustment for each withdrawal (adjustment for each withdrawal is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn reduces the Contract Value.)

		Optional	0.20% (as an annualized percentage of the death benefit value on each Monthly Anniversary Date)
•
Death Benefit will never be more than the Contract Value plus $1,000,000.

•
Withdrawals can reduce the value of the Death Benefit by more than the amount withdrawn.

•
It is possible that this Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee.

You must determine the type of death benefit you want when you apply for your Contract. You may not change your death benefit selection after your Contract is issued.
The Contract Value Death Benefit is included with your Contract at no additional charge. You may select the optional Return of Purchase Payments Death Benefit for an additional fee.
You should carefully consider each of these death benefits and consult a qualified financial to help you carefully consider the death benefits offered with the Contract, and if you select the Return of Purchase Payments Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.

Contract Value Death Benefit
The Contract Value Death Benefit will equal the Contract Value.
Optional Return of Purchase Payments Death Benefit
The Return of Purchase Payments Death Benefit will equal the greater of  (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn. See Appendix: Example of Death Benefit Calculations for an example of the calculation of the Return of Purchase Payments Death Benefit.
It is possible that, at the time of an Owner’s death, the Return of Purchase Payments Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee. You should consult a financial advisor to carefully consider this possibility and the cost of the Return of Purchase Payments Death Benefit before you decide whether the Return of Purchase Payments Death Benefit is right for you.
Return of Purchase Payments Death Benefit Fee
We assess a fee for the Return of Purchase Payments Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See “CHARGES AND DEDUCTIONS, Death Benefit Fees.”)
Suspension of the Enhanced Value of the Return of Purchase Payments Death Benefit
For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value, regardless of whether the Return of Purchase Payments Death Benefit option is selected (or purchased). During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. The Company will continue to assess the fee for Return of Purchase Payments Death Benefit during the one-year period of suspension. If death occurs after the one-year period has ended, we will include the value of the Return of Purchase Payments Death Benefit option when calculating the death benefit payable to the beneficiary.
Escheatment of Death Benefit
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract’s annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. Once the death benefit has been paid or “escheated” to the state, however, your designated beneficiary may submit a claim to the state for payment of those funds. The state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.
THE ALLOCATION ADJUSTMENT PROGRAM
Under the Allocation Adjustment Program, we will monitor the performance of each Sub-Account in which you invest other than the Unmonitored Sub-Accounts identified below. If, on any Monthly Anniversary Date, the Accumulation Unit value of a Sub-Account is the same as or drops below a specified level, the Sub-Account will be temporarily “restricted” from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account. The Sub-Account will remain restricted until the Sub-Account’s Accumulation Unit value is greater than the specified level on a future Monthly Anniversary Date. By participating in this risk-mitigating program, you may be less susceptible to the impact of volatile market fluctuations in the value of Sub-Account Accumulation Units. However, we make no guarantee that this program will protect against loss. Also, this program may limit increases in your Contract Value during periods of growth in the market.

The Allocation Adjustment Program is optional and is available at no additional charge. You must elect whether you will or will not participate in the Allocation Adjustment Program when you purchase the Contract. If you do not indicate your election on your application, we will treat the application as incomplete. If you are enrolled in the Allocation Adjustment Program, you may subsequently suspend your participation in the Program.
Calculating the Simple Moving Average (SMA)
Under the Allocation Adjustment Program, we calculate a 12-month Simple Moving Average (“SMA”) for each Sub-Account on each Monthly Anniversary Date. Each Sub-Account’s SMA is the average Accumulation Unit value for that Sub-Account based on its Accumulation Unit value on the Monthly Anniversary Date and each of the last 11 Monthly Anniversary Dates.
•
For example, assume a Sub-Account’s Accumulation Unit values were $4.19, 3.81, 3.29, 2.98, 3.15, 3.33, 2.94, 3.73, 4.53, 5.35, 5.41, and 5.76 on each of the 12 most recent Monthly Anniversary Dates. Based on these Accumulation Unit values, its SMA on the most recent Monthly Anniversary Dates would be $4.04 (the sum of the 12 most recent Monthly Anniversary Dates’ Accumulation Unit values divided by 12).

If a Sub-Account has not been in existence for 12 months, we will calculate the SMA using the net asset value of the Fund in which the Sub-Account invests, adjusted for Contract charges and expenses, for each month no Accumulation Unit value is available.
If any Monthly Anniversary Date is not a Valuation Date, we will effect the changes described herein as of the next Valuation Date.
For an example of the Allocation Adjustment Program, please see “Appendix: Example of Allocation Adjustment Program” in this Prospectus.
Restricting Access to a Sub-Account
Once we calculate a Sub-Account’s SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account’s Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account’s current Accumulation Unit value is equal to or less than the Sub-Account’s SMA on that date, then we will consider the Sub-Account to be temporarily restricted. This means:
•
On that Monthly Anniversary Date, we will transfer any Contract Value you have in the restricted Sub-Account to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account;

•
You may not allocate Purchase Payments or transfer Contract Value into a restricted Sub-Account;

•
If we receive instructions from you on or after that Monthly Anniversary Date requesting an allocation or transfer to the restricted Sub-Account, we will allocate or transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account;

•
When effecting periodic portfolio rebalancing (if elected), we will “re-balance” your Variable Account value according to your most recent allocation instructions, but will include the Invesco® V.I. U.S. Government Money Portfolio Sub-Account in place of the restricted Sub-Account; and

•
Any automatic transfers from the DCA Account to the restricted Sub-Account will be redirected to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account.

You may submit new allocation instructions to allocate additional Purchase Payments, rebalance your Contract Value, and apply automatic DCA transfers to any non-restricted Sub-Accounts.
If you wish to transfer all or part of your Contract Value in the Invesco® V.I. U.S. Government Money Portfolio Sub-Account to an unrestricted Sub-Account, you must submit new allocation instructions. If we receive a transfer request that does not include allocation instructions, then we will consider the request to not be in Good Order and we will not process the transfer. When we receive a transfer request in Good Order, we will effect a one-time reallocation of your Contract Value in accordance with these instructions (in other words, we will allocate your Contract Value among the Investment Options in the percentages you specify). To the extent your new allocation instructions include allocations to a restricted Sub-Account, that portion of your contract value will remain in the Invesco® V.I. U.S. Government Money Portfolio Sub-Account until the Sub-Account is no longer restricted under the Allocation Adjustment Program. Following this reallocation, we will consider these instructions to be the Contract’s allocation instructions, and use them when allocating additional Purchase Payments and rebalancing your Contract Value (if you have elected portfolio rebalancing), unless you submit new allocation instructions.

Restoring Access to a Sub-Account
We will no longer consider a Sub-Account to be restricted when, on a subsequent Monthly Anniversary Date, the Sub-Account’s Accumulation Unit value is greater than its 12-month SMA. When that occurs, we will immediately transfer any Contract Value in the Invesco® V.I. U.S. Government Money Portfolio Sub-Account attributable to the previously restricted Sub-Account back to the previously restricted Sub-Account based on your current allocation percentages. At this time you also may resume allocating Purchase Payments and transferring Contract Value into the previously restricted Sub-Account, and we will resume any automated transactions involving the previously restricted Sub-Account.
Electing the Program
You must elect whether you will or will not participate in the Allocation Adjustment Program when you purchase the Contract. If you do not indicate your election on your application, we will treat the application as incomplete. We will not issue your Contract unless we have this information (see “Issuance of a Contract”). If you elect not to participate in the Allocation Adjustment Program when you purchase your Contract, you may enroll in the Program at any time before the Annuity Date by sending us Written Notice. If you participate in the Allocation Adjustment Program, we will monitor the performance of all Sub-Accounts in which you invest, other than any Unmonitored Sub-Accounts.
Your participation in the program will begin as of the end of the Valuation Period during which we receive your Written Notice to enroll in the program. If that day is a Monthly Anniversary Date, we will compare each Sub-Account’s Accumulation Unit value as of that date to its 12-month SMA as of that date. If that day is not a Monthly Anniversary Date, we will compare each Sub-Account’s Accumulation Unit value to its 12-month SMA as of the most recent prior Monthly Anniversary Date. If necessary, the 12-month SMA calculation will include months that occur prior to the Issue Date. If after making these comparisons we determine that a Sub-Account in which you are currently invested is restricted, we will take the actions described above, including transferring any Contract Value in that Sub-Account to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account.
Note: Investing in Sub-Accounts that experience higher volatility, and therefore more volatile Accumulation Unit values, may increase the likelihood of those Sub-Accounts being restricted from investment. Therefore, the Allocation Adjustment Program may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if this program is consistent with your investment objectives.
You should not view the Allocation Adjustment Program as a “market timing” or other type of investment program designed to enhance your earnings under the Contract. If we transfer Contract Value from one or more Sub-Accounts to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account during a market downturn, your Contract Value will not be available to participate in any upside potential if there is a subsequent recovery until the next Monthly Anniversary when the Accumulation Unit Value of the Sub-Account rises above the SMA. Please see “Appendix: Allocation Adjustment Program” in this Prospectus for an example of the Allocation Adjustment Program.
The Allocation Adjustment Program ceases when we receive Due Proof of Death of the Owner at our Administrative Office. This means that we will no longer monitor the performance of the Sub-Accounts, and the Sub-Accounts can no longer be “restricted” from allocations of Contract Value based on the 12-month SMA. When Due Proof of Death is received at our Administrative Office, any Contract Value in the Invesco® V.I. U.S. Government Money Portfolio Sub-Account attributable to a restricted Sub-Account will remain in that Invesco® V.I. U.S. Government Money Portfolio Sub-Account and will not be transferred back to the previously restricted Sub-Account when that Sub-Account is no longer restricted.
We will not assess a transfer charge on transfers made pursuant to the Allocation Adjustment Program or count such transfers towards the 12 transfers allowed each Contract Year without charge. We will provide a written confirmation to you of any transfer or other allocation made pursuant to the Allocation Adjustment Program.
We reserve the right to use a different mathematical model for Contracts we issue in the future. We reserve the right to terminate the Allocation Adjustment Program at any time in our sole discretion by prior written notice.
Unmonitored Sub-Accounts
We determine in our sole discretion whether we will monitor the performance of a Sub-Account under the Allocation Adjustment Program. We currently do not monitor the following Sub-Accounts:
American Funds Insurance Series® Asset Allocation Fund
American Funds Insurance Series® Capital Income Builder®

American Funds Insurance Series® Capital World Growth and Income Fund®
American Funds Insurance Series® Growth-Income Fund
American Funds Insurance Series® The Bond Fund of America®
American Funds Insurance Series® U.S. Government Securities Fund®
Columbia Variable Portfolio - Intermediate Bond Fund
Columbia Variable Portfolio - Select Short Corporate Income Fund (formerly, Columbia Variable Portfolio Limited Duration Credit Fund)
Fidelity® VIP FundsManager 20% Portfolio
Fidelity® VIP Investment Grade Bond Portfolio
Franklin Mutual Global Discovery VIP Fund
Franklin Strategic Income VIP Fund
Franklin U.S. Government Securities VIP Fund
Goldman Sachs VIT Trends Driven Allocation Fund
Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series)
Guggenheim Variable Trust - Global Managed Futures Strategy Fund
Guggenheim Variable Trust - Long Short Equity Fund
Guggenheim Variable Trust - Multi-Hedge Strategies Fund
Invesco® V.I. Balanced-Risk Allocation Fund
Invesco® V.I. Global Strategic Income Fund
Invesco® V.I. Government Securities Fund
Invesco® V.I. U.S. Government Money Portfolio
Lord Abbett Series Fund - Bond Debenture Portfolio
Lord Abbett Series Fund - Short Duration Income Portfolio
MFS® VIT Total Return Bond Series
PIMCO VIT Global Diversified Allocation Portfolio
PIMCO VIT Long-Term U.S. Government Portfolio
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Short-Term Portfolio
PIMCO VIT Total Return Portfolio
Protective Life Dynamic Allocation Series - Conservative Portfolio
Protective Life Dynamic Allocation Series - Growth Portfolio
Protective Life Dynamic Allocation Series - Moderate Portfolio
Rydex Variable Trust Commodities Strategy Fund
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
Templeton Global Bond VIP Fund
Western Asset Core Plus VIT Portfolio

We may change the list of Unmonitored Sub-Accounts at any time, in our sole discretion. We will provide you with written notice of any such changes.
Suspending Participation in the Program
You may instruct us by Written Notice to suspend your participation in the Allocation Adjustment Program at any time. We will end your participation in the program and remove any restrictions on Sub-Accounts as of the end of the Valuation Period during which we receive your Written Notice. You must provide Written Notice requesting the transfer of any Contract Value in the Invesco® V.I. U.S. Government Money Portfolio Sub-Account to another Investment Option. If you do not provide us with such instructions, any Contract Value allocated to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account on the suspension date will remain there until you instruct us otherwise. You may later elect to begin participating in the Allocation Adjustment Program at any time prior to the Annuity Date if the program is available at that time. We reserve the right to limit the number of times you may begin participating in the Allocation Adjustment Program following suspension.
Termination of the Program
We will terminate your participation in the Allocation Adjustment Program and remove any restrictions on Sub-Accounts upon the earliest of:
1.
the Valuation Date the Contract is surrendered or terminated;

2.
the Annuity Date;

3.
the Valuation Date a rider that includes an allocation adjustment program is made a part of your Contract; or

4.
the Valuation Date we decide to no longer offer the Allocation Adjustment Program.

Following termination of the Allocation Adjustment Program, you must provide Written Notice requesting the transfer of any Contract Value in the the Invesco® V.I. U.S. Government Money Portfolio Sub-Account to another Investment Option. If you do not provide us with such instructions, any Contract Value allocated to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account on the termination date will remain there until you instruct us otherwise.

OTHER OPTIONAL BENEFITS
In addition to the death benefits discussed elsewhere in the Prospectus, other optional benefits are available under the Contract. The following table summarizes information about these other benefits.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Portfolio Rebalancing	Automatically rebalances the Sub-Accounts you select (either quarterly, semi-annually or annually) to maintain your chosen percentage allocation of Variable Account value among the Sub-Accounts.	None	• None
Dollar Cost Averaging	Automatically transfers a specific amount of money from the DCA Account or the Fixed Account to the Sub-Accounts you select, on a monthly basis over a specific period of time.	None	• None
Automatic Withdrawal Plan (“AWP”)	Automatically withdraws a level dollar amount from the Contract on a monthly or quarterly basis before the Annuity Date.	None
•
If, during a Contract Year, the amount of withdrawals exceed the annual free withdrawal amount, we will deduct a surrender charge. Income taxes, including a 10% additional tax if you are younger than age 59½, may apply.

Allocation Adjustment Program	Monitors the performance of certain Sub-Accounts in which you may invest and transfers all Contract Value in these Sub-Accounts to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account if, on any Monthly Anniversary Date, the Accumulation Unit value of the Sub-Account is the same as or drops below a specified level.	None
•
Purchase Payments may not be allocated and Contract Value may not be transferred to a restricted Sub-Account.

•
Contract Value that is redirected to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account will remain there until you submit new allocation instructions.

•
The program terminates upon surrender, annuitization, or when we receive Due Proof of Death of the Owner.

•
We may limit the number of times you may begin participating in the program.

SUSPENSION OR DELAY IN PAYMENTS
Payments of a withdrawal or surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a withdrawal or surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:
1.
when the New York Stock Exchange is closed other than the customary weekend and holiday closures;

2.
when trading on the New York Stock Exchange is restricted;

3.
when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);

4.
when the SEC, by order, so permits for the protection of security holders; or

5.
your premium check has not cleared your bank.

If, pursuant to SEC rules, the Invesco® V.I. U.S. Government Money Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Invesco® V.I. U.S. Government Money Portfolio Sub-Account until the Fund is liquidated. We will also delay execution of the following: (a) transfers and variable income payments from the Variable Account; (b) variable income payments from the Invesco® V.I. U.S. Government Money Portfolio Sub-Account; and (c) transfers, fixed income payments, and payment of death benefit from the Guaranteed Account.
We may delay payment of a withdrawal or surrender from the Guaranteed Account for up to six months where permitted.
SUSPENSION OF CONTRACTS
If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about you and your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.
CHARGES AND DEDUCTIONS
Surrender Charge (Contingent Deferred Sales Charge)
General
We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See “Annuitization, Annuity Date.”). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.
The surrender charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life’s general assets, which may include amounts derived from the mortality and expense risk charge.
Free Withdrawal Amount
Each Contract Year you may withdraw a specified amount, called the “free withdrawal amount”, from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal additional tax if taken before the Owner reaches age 59½. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”)
Determining the Surrender Charge
We calculate the surrender charge in the following manner:
1.
We deduct any available free withdrawal amount from the requested withdrawal amount;

2.
We allocate any withdrawal amount in excess of any free withdrawal amount to Purchase Payments (or portions of Purchase Payments) not previously assessed a surrender charge on a “first-in, first-out” (FIFO) basis; and

3.
If there is still a portion of the withdrawal amount that has not been allocated (which may occur if the amount withdrawn exceeds the free withdrawal amount plus Purchase Payments not previously assessed a surrender charge, for example, if there has been gain in the Contract Value since the previous Contract Anniversary), then we will allocate this remaining amount pro-rata to such Purchase Payments.

The surrender charge is the total of each of these allocated amounts multiplied by its applicable surrender charge percentage, as shown below. If, at the time of withdrawal, all Purchase Payments have already been withdrawn from the Contract, then we will apply the surrender charge percentage associated with the most recent Purchase Payment we accepted to the amount withdrawn (in excess of any free withdrawal amount).
Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%
Refer to Appendix: Example of Surrender Charge Calculation for an example of how the surrender charge is calculated.
We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.
Deduction of the Surrender Charge on Withdrawals
We will deduct the surrender charge associated with a withdrawal either from the amount withdrawn (a “gross” withdrawal) or from your remaining Contract Value (a “net” withdrawal), based on your instructions.
•
In a “gross” withdrawal, you request a specific withdrawal amount, and we reduce that amount by the amount of the surrender charge. Therefore, you will receive less than the dollar amount of the withdrawal you requested.

•
In a “net” withdrawal, you request a specific withdrawal amount, and we deduct the surrender charge from your remaining Contract Value by withdrawing the charge from the Investment Options in which you invest in the same proportion as the withdrawal upon which the charge is assessed. Therefore, we will deduct a larger amount from your Contract Value than the withdrawal amount you specified.

If you choose to have us withhold for taxes, we will reduce the amount we pay you by the amount we withhold.
If you do not indicate whether you would like a “gross” or a “net” withdrawal when you submit your withdrawal request, then we will process your withdrawal request as a gross withdrawal.
Waiver of Surrender Charges
We will waive any applicable surrender charge if, at any time after the first Contract Year:
1.
you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or,

2.
you enter, for a period of at least ninety (90) days, a facility which is both

a.
licensed by the state or operated pursuant to state law; and

b.
qualified as a skilled nursing home facility under Medicare or Medicaid.

The term “terminal illness” means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in 12 months or less. A “physician” is a medical doctor licensed by a state’s Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense.
Once we have granted the waiver of surrender charges under the provision described above, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments. If any Owner is not an individual, the waiver of surrender charge provision described above will apply to the Annuitant. For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision described above. If the surrender charge is waived, payments will still be treated as withdrawals for tax purposes. (See “FEDERAL TAX MATTERS.”)
We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.
We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses, or where the sponsor of a Qualified Plan determines to surrender a Qualified Contract when there has been a modification to the Investment Options available under the Contract. We will determine the entitlement to such a reduction in surrender charge.
We may also waive surrender charges on withdrawals taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See “QUALIFIED RETIREMENT PLANS.”) During any Contract Year, the total amount of such withdrawals will reduce the free withdrawal amount available on any subsequent withdrawal.
We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer and (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner’s status at the time the Contract is purchased). In either case, no marketing expenses or sales commissions are associated with such Contracts.
Mortality and Expense Risk Charge
To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 0.90% of the average daily net assets of the Variable Account attributable to your Contract. This charge is represented as a component of the Base Contract Expense in the Fee Table section of this Prospectus.
The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.
Administration Charge
We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value. This fee is represented as a component of the Base Contract Expense in the Fee Table section of this Prospectus.
Death Benefit Fee
If you select the Return of Purchase Payments Death Benefit, we assess a death benefit fee to compensate us for the cost of providing this death benefit. (There is no fee for the Contract Value Death Benefit.) We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (i.e., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Return of Purchase Payments Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value on the Contract Anniversary the fee is deducted. We do not assess the death benefit fee after the Annuity Date.
The fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Date. The value of your Return of Purchase Payments Death Benefit on any Monthly Anniversary Date is the greater of  (1) your Contract Value or (2) your adjusted aggregate Purchase Payments, less an adjustment for each withdrawal, provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. (See “DEATH BENEFIT, Return of Purchase Payments Death Benefit” for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000 and your adjusted aggregate Purchase Payments equal $100,000, the fee we deduct on that day will be based on your Contract Value of  $125,000. Alternatively, if your Contract Value equals only $95,000 and your adjusted aggregate Purchase Payments equal $100,000, the fee we deduct on that day will be based on your adjusted aggregate Purchase Payments of  $100,000.
Transfer Fee
Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.
Contract Maintenance Fee
Prior to the Annuity Date, we deduct a contract maintenance fee of  $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges (if applicable) equals or exceeds $100,000 on the date we are to deduct the contract maintenance fee. We deduct the contract maintenance fee to compensate us for certain fixed costs we bear in administering the Contract.
Fund Expenses
The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund’s assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)
Premium Taxes
Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a withdrawal or surrender, death or annuitization.
Other Taxes
Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.
Other Information
We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. (See “DISTRIBUTION OF THE CONTRACTS” for more information about payments we make to the broker-dealers.)

ANNUITY PAYMENTS
Annuity Date
On the Issue Date, the Annuity Date is the oldest Owner’s or Annuitant’s 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner’s or Annuitant’s 95th birthday (the “Maximum Annuity Date”). You may not choose an Annuity Date that is less than 3 years after the most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Date.
Changing the Annuity Date
The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive Written Notice and no later than the oldest Owner’s or Annuitant’s 95th birthday. You may not choose a new Annuity Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.
Annuity Value
The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.
PayStream Plus® Annuitization Benefit
(not available in New Hampshire or Utah)
If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.
Annuity Income Payments
On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period. You have the option of choosing to receive annuity income payments monthly, quarterly, semi-annually, or annually.
Fixed Income Payments
Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.
Variable Income Payments
Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). “Commuted value” is the present value of the future variable income payments made over the selected certain period, discounted back at an Assumed Investment Return. Refer to “APPENDIX: EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION” for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).
A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the “CHARGES AND DEDUCTIONS, Surrender Charge” section of this Prospectus, but without regard to any free withdrawal amount that may have otherwise been available.
Annuity Units
On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.
Determining the Amount of Variable Income Payments
We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.
We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.
The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:
a.
is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

b.
is the Annuity Unit value for the preceding Valuation Period; and

c.
is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.
If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.
Refer to “APPENDIX: EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION” for an explanation of the variable income payment calculation.
Exchange of Annuity Units
After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.
Annuity Options
You may select an Annuity Option or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. Your choice of Annuity Option may be limited, depending on your use of the Contract. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.
Generally, you may select from among the Annuity Options described below. However, certain Annuity Options and/or certain period durations may not be available, depending on the age of the Annuitant and whether your Contract is a Qualified Contract that is subject to limitations under the Required Minimum Distribution rules of Section 401(a)(9) of the Code. In addition, once annuity payments start under an Annuity Option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with the Required Minimum Distribution rules, if your Annuity is a Qualified Contract. For a discussion of the post-death distribution requirements for Qualified Contracts, see “QUALIFIED RETIREMENT PLANS, Required Minimum Distributions.”

Option A — Payments For a Certain Period:
We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.
Option B — Life Income With Or Without A Certain Period:
Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.
Additional Option:
You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.
When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. In addition, more frequent payments will generally result in lower payment amounts, and conversely, less frequent payments will result in higher payment amounts. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.
At this time Protective does not allow a “partial annuitization,” i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.
Minimum Amounts
If your Annuity Value is less than $2,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion we determine that a single payment is necessary to avoid excessive administration costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company’s rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.
Death of Annuitant or Owner After Annuity Date
In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we generally will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. However, in the case of a Qualified Contract, the Required Minimum Distribution rules of Code Section 401(a)(9) may require any remaining portion of such benefits to be paid more rapidly than originally scheduled. In that regard, it is important to understand that in the case of a Qualified Contract, once annuity payments start under an Annuity Option it may be necessary to modify those payments following the Annuitant’s death in order to comply with the Required Minimum Distribution rules. See “QUALIFIED RETIREMENT PLANS, Required Minimum Distributions.” After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant’s death.
YIELDS AND TOTAL RETURNS
From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.
Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds’ performance also reflects the Funds’ expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. See the prospectuses for the Funds.

Yields
The yield of the Invesco® V.I. U.S. Government Money Portfolio Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The SEC Standardized yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The SEC Standardized effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The yield of a Sub-Account (except the Invesco® V.I. U.S. Government Money Portfolio Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.
Information regarding the current yield of the Invesco® V.I. U.S. Government Money Portfolio Sub-Account as well as the performance of the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx. Both SEC standardized and non-SEC standardized data are available.
Total Returns
The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.
Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.
Standardized Average Annual Total Returns
The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of  $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This SEC standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.
When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this Prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.
Until a Sub-Account (other than the Invesco® V.I. U.S. Government Money Portfolio Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Invesco® V.I. U.S. Government Money Portfolio Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.
Non-Standard Average Annual Total Returns
In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.
Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

Non-standard performance data will only be disclosed if the standard performance data for the periods described in “Standardized Average Annual Total Returns,” above, is also disclosed.
Performance Comparisons
Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Morningstar Inc. (“Morningstar”) are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.
Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.
Other Matters
Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.
All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund’s investment experience is positive.
FEDERAL TAX MATTERS
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.
The Company’s Tax Status
Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in an Owner’s Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:
1.
the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations;

2.
the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

3.
the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contract Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
Ownership Treatment
In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners’ gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more Investment Options to which to allocate Purchase Payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.
Nonnatural Owner
As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.
In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:
1.
Contracts acquired by an estate of a decedent by reason of the death of the decedent;

2.
Certain Qualified Contracts;

3.
Contracts purchased by employers upon the termination of certain Qualified Plans;

4.
Certain Contracts used in connection with structured settlement agreements; and

5.
Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Dates
If the Contract’s Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Withdrawals and Surrenders
In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your “investment in the contract” (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the “investment in the contract.” For these purposes, the “investment in the contract” at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.
Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes.
Withdrawals and surrenders may be subject to a 10% additional tax. (See “Additional Tax on Premature Distributions.”) Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See “FEDERAL INCOME TAX WITHHOLDING.”)
Taxation of Annuity Payments
Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the “investment in the contract” (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).
Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.
There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.
Annuity income payments may be subject to federal income tax withholding requirements. (See “FEDERAL INCOME TAX WITHHOLDING.”)
Taxation of Death Benefit Proceeds
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:
1.
if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

2.
if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:
1.
if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

2.
if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See “FEDERAL INCOME TAX WITHHOLDING.”)
Assignments, Pledges, and Gratuitous Transfers
Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of  (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a withdrawal of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the “cash surrender value” and the investment in the contract at the time of transfer. In such case, the transferee’s “investment in the contract” will increase to reflect the increase in the transferor’s income. The exceptions for transfers to the Owner’s spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.
Additional Tax on Premature Distributions
Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% additional tax on the amount of any payment from the Contract (e.g., withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:
a.
received on or after the Owner reaches age 59½;

b.
attributable to the Owner’s becoming disabled (as defined in the tax law);

c.
made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

d.
made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

e.
made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% additional tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of an annuity income payment, withdrawal, or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, surrender, or an annuity payment that is taxable and the amount which might be subject to the 10% additional tax described above.

Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).
If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% additional tax.
You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.
Medicare Hospital Insurance Tax on Certain Distributions
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity’s general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.
QUALIFIED RETIREMENT PLANS
In General
The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that additional Purchase Payments may be limited or not accepted. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this Prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no “investment in the contract” and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.
Required Minimum Distributions
In General.    In the case of Qualified Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the “RMD” rules). Legislation passed in 2019 (the “SECURE Act”) and in 2022 (the “SECURE 2.0 Act”) changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact owner. The changes made by the SECURE Act were generally effective after 2019, and the changes made by the SECURE 2.0

Act were generally effective after 2022. This discussion is a general description of the new RMD rules implemented by the SECURE and SECURE 2.0 Acts and not those of prior law, which remain applicable in certain circumstances. In addition, the terms or your plan or IRA will control. Failure to comply with the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution from the Qualified Plan. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the “correction window,” of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.
When Distributions Must Begin.   Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Plans by the “required beginning date.” In the case of Individual Retirement Accounts or Annuities (IRAs), this generally means April 1 of the calendar year following the calendar year in which the Owner reaches the “applicable age.” In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Roth IRAs are not subject to the lifetime RMD rules. For taxable years beginning after December 31, 2023, lifetime RMDs are no longer required for designated Roth accounts under 401(k) and 403(b) plans. RMDs must still be taken from designated Roth accounts for 2023, including those with a required beginning date of April 1, 2024.
If you were born...	Your “applicable age” is....
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75
Annual Distribution Amount.   If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract’s account value by the applicable factor from IRS life expectancy tables. The death benefit under your Contract, the PayStream Plus annuitization benefit, and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. If your Contract is an IRA, Protective Life will calculate your RMDs during your lifetime if you ask us to do so.
Death Before Your Required Beginning Date.    In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.
Death On Or After Your Required Beginning Date.    In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed annually over the longer of your remaining life expectancy and your beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue annually over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.
Spousal Continuation.    If your sole beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA. In certain circumstances, the spouse may have to take a “hypothetical RMD” before transferring their interest or treating your IRA as their own.
Annuity Payments.   If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Protective Life) in order to comply with the post-death distribution requirements.
The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Additional Tax on Premature Distributions
There may be a 10% additional tax under section 72(t) of the Code on the taxable amount of payments from certain Qualified Contracts. In the case of an IRA, exceptions provide that the additional tax does not apply to a payment:
a.
received on or after the date the Owner reaches age 59½;

b.
received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

c.
made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401, exception “c” above for substantially equal periodic payments applies only if the Owner has separated from service). Certain other exceptions to the 10% additional tax not described herein also may apply. Please consult your tax adviser.
Other Considerations
When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.
Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.
Individual Retirement Accounts and Annuities
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible, and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
However, you may not use the Contract in connection with a “Coverdell Education Savings Account” (formerly known as an “Education IRA”) under Section 530 of the Code, a “Simplified Employee Pension” (or SEP) under Section 408(k) of the Code, or a “Simple IRA” under Section 408(p) of the Code.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” from a Roth IRA will be excludable from income.
A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59½; (2) made after the Owner’s death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence during the Owner’s lifetime. A Roth IRA may accept a “qualified rollover contribution” from a (1) non-Roth IRA, (2) a “designated Roth account” maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.
A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA. For tax years beginning after December 31, 2023, a beneficiary of a section 529 account can roll over a distribution from the section 529 account to a Roth IRA for the beneficiary if certain requirements are met. The rollover must be paid through a trustee-to-trustee transfer. The rollover amount in any year cannot exceed the Roth IRA contribution limit and the aggregate amount for all years cannot exceed $35,000. In addition, the rollover must be from a section 529 account that has been open for more than 15 years. Other restrictions may apply.

IRA to IRA Rollovers and Transfers
A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.
A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.
If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.
If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.
A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A “trustee-to-trustee” transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and “qualified rollover contributions” to Roth IRAs.
Pension and Profit-Sharing Plans
Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.
Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the extent to which certain aspects of the Contract, e.g., that the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $100,000, may affect the plan’s compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan’s tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.
Section 403(b) Annuity Contracts
Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or “TSAs”).
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.
Direct Rollovers
If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a “series of substantially equal periodic payments” made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).
Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.
FEDERAL INCOME TAX WITHHOLDING
In General
Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract, including amounts that escheat to the state, unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.
Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.
FATCA Withholding
In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of  “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity; and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report contract values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.
GENERAL MATTERS
Error in Age or Gender
When a benefit of the Contract is contingent upon any person’s age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.
If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.
Incontestability
We will not contest the Contract.
Non-Participation
The Contract is not eligible for dividends and will not participate in Protective Life’s surplus or profits.
Assignment or Transfer of a Contract
You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee’s or transferee’s interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. See “TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers.”
Notice
All instructions and requests to change or assign the Contract must be received in Good Order. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.
Modification
No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).
Reports
At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.
Settlement
Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner’s instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.
Receipt of Payment
If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.
Protection of Proceeds
To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.
Minimum Values
The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law
The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.
No Default
The Contract will not be in default if subsequent Purchase Payments are not made.
DISTRIBUTION OF THE CONTRACTS
Distribution
We have entered into an agreement with Investment Distributors, Inc. (“IDI”) under which IDI has agreed to distribute the Contracts on a “best efforts” basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of Protective Life, and its home office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers (collectively, “Selling Broker-Dealers”) for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.
We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we pay IDI a fee to cover some or all of IDI’s operating and other expenses.
We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.
We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, which IDI passed along directly to the Selling Broker-Dealers.
Fiscal Year Ended	Amount Paid to IDI
December 31, 2023	$37,105,641
December 31, 2024	$48,216,905
December 31, 2025	$53,879,697
Selling Broker-Dealers
We pay commissions to all Selling Broker-Dealers and provide some form of non-cash compensation to some Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.
Compensation Paid to All Selling Broker-Dealers.   We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions varies depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events, in accordance with all applicable federal and state rules, including FINRA’s non-cash compensation rules.
The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.
Additional Compensation Paid to Selected Selling Broker-Dealers.   In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments may be made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional “trail” commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.
The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer’s registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.
In 2025, we paid additional asset-based compensation to the Selling Broker-Dealers, AgencyOne, American Global Wealth, Ameritas, Amplify, Bonsai, Cabot Lodge, Cambridge, Cape Securities, Cetera, Commonwealth, CreativeOne, DMI, DPL, Edward Jones, First Palladium, Halo, IFG, James Boldischar, Lion Street, Lockton Affinity, LPL, Mariner Insurance Resources, Mark W. Maurer, Mitchell K. Smith, MMLIS, Mutual Securities, One Resource Group, Osaic, Pinnacle, Producers Choice, Professional Life Underwriters Services, Purshe Kaplan, Raymond James, RetireOne, RIA Insurance Solutions, Schwab, Stifel, TruChoice, UBS and Valmark Securities in connection with the sale of our variable insurance products (including the contracts). These payments ranged from $0 to $10,892,261 in total.
These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation provides Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.
We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of  (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives.
Inquiries
You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.
CEFLI
Protective Life Insurance Company is a member of The Compliance & Ethics Forum for Life Insurers (“CEFLI”), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.
LEGAL PROCEEDINGS
Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of IDI to perform its contract with the Variable Account, or the ability of Protective Life to meet its obligations under the Contracts.
VOTING RIGHTS
In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.
The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner’s percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner’s percentage interest, if any, will be the percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner’s percentage interest, if any, will be the percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.
The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.
It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.
Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.
FINANCIAL STATEMENTS
The financial statements of the Company and the Variable Account are incorporated by reference in the Statement of Additional Information.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 1-800-456-6330 or by sending an email request to prospectus@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
U.S. Equity	AB Variable Products Series Fund, Inc. - Discovery Value Portfolio - Class B - AllianceBernstein L.P. (5)	1.07%	2.64%	8.48%	8.27%
U.S. Equity	AB Variable Products Series Fund, Inc. - Large Cap Growth Portfolio - Class B - AllianceBernstein L.P.(5)	0.90%	12.85%	11.76%	15.88%
U.S. Equity	AB Variable Products Series Fund, Inc. - Relative Value Portfolio - Class B - AllianceBernstein L.P.(5)	0.85%	10.20%	11.15%	10.30%
U.S. Equity	AB Variable Products Series Fund, Inc. - Small Cap Growth Portfolio - Class B - AllianceBernstein L.P.(1)(5)	1.15%	4.45%	-0.69%	10.99%
Allocation	American Funds Insurance Series® Asset Allocation Fund - Class 4 - Capital Research and Management Company	0.79%	15.59%	8.70%	9.50%
Allocation	American Funds Insurance Series® Capital Income Builder® - Class 4 - Capital Research and Management Company(1)	0.77%	20.16%	8.82%	7.32%
International Equity	American Funds Insurance Series® Capital World Growth and Income Fund® - Class 4 - Capital Research and Management Company(1)	0.91%	24.46%	10.01%	10.74%
International Equity	American Funds Insurance Series® Global Growth Fund - Class 4 - Capital Research and Management Company(1)(5)	0.90%	21.34%	7.97%	11.89%
U.S. Equity	American Funds Insurance Series® Growth Fund - Class 4 - Capital Research and Management Company(5)	0.83%	19.93%	13.09%	17.67%
U.S. Equity	American Funds Insurance Series® Growth-Income Fund - Class 4 - Capital Research and Management Company	0.78%	17.77%	13.62%	13.63%
Taxable Bond	American Funds Insurance Series® The Bond Fund of America® - Class 4 - Capital Research and Management Company(1)	0.72%	6.98%	-0.38%	2.11%
Taxable Bond	American Funds Insurance Series® U.S. Government Securities Fund® - Class 4 - Capital Research and Management Company(1)	0.75%	7.54%	-0.49%	1.45%
Allocation	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III(1)(5)	0.58%	15.37%	7.05%	8.45%
Allocation	BlackRock Global Allocation V.I. Fund - Class III (1)(5)	1.01%	19.42%	5.51%	7.33%
U.S. Equity	ClearBridge Variable Mid Cap Portfolio - Class II - Franklin Templeton Fund Adviser, LLC(5)(6)	1.07%	4.08%	4.23%	7.24%
U.S. Equity	ClearBridge Variable Small Cap Growth Portfolio - Class II - Franklin Templeton Fund Adviser, LLC(5)	1.06%	8.97%	-0.42%	9.11%
Allocation	Columbia Variable Portfolio - Balanced Fund - Class 2(5)	1.00%	13.75%	8.45%	9.48%
Taxable Bond	Columbia Variable Portfolio - Intermediate Bond Fund - Class 2	0.77%	8.84%	-0.68%	2.52%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Taxable Bond	Columbia Variable Portfolio - Select Short Corporate Income Fund - Class 2 (formerly, Columbia Variable Portfolio-Limited Duration Credit Fund)(1)	0.66%	6.00%	1.90%	2.94%
U.S. Equity	Columbia Variable Portfolio - Select Mid Cap Value Fund - Class 2(1)(5)	1.07%	13.87%	10.90%	10.17%
Taxable Bond	Columbia Variable Portfolio - Strategic Income Fund - Class 2(1)(5)	0.94%	6.88%	1.87%	3.99%
Allocation	Fidelity® VIP Asset Manager 50% Portfolio - Service Class 2 - FMR Investment Management (UK) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (Hong Kong) Limited(1)(5)	0.76%	14.72%	5.41%	6.87%
Allocation	Fidelity® VIP Balanced Portfolio - Service Class 2 - FMR Investment Management (UK) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (Hong Kong) Limited(5)	0.66%	14.96%	9.24%	10.84%
U.S. Equity	Fidelity® VIP Contrafund® Portfolio - Service Class 2 - FMR Investment Management (UK) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (Hong Kong) Limited(5)	0.79%	21.24%	15.08%	15.49%
Sector Equity	Fidelity® VIP Energy Portfolio - Service Class 2 - FMR Investment Management (UK) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (Hong Kong) Limited(5)	0.85%	10.34%	23.86%	7.69%
Allocation	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2(1)	0.62%	9.03%	3.00%	4.08%
Allocation	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2(1)(5)	0.83%	19.26%	8.93%	10.34%
Sector Equity	Fidelity® VIP Health Care Portfolio - Service Class 2 - FMR Investment Management (UK) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (Hong Kong) Limited(5)	0.84%	14.10%	3.92%	_
U.S. Equity	Fidelity® VIP Index 500 Portfolio - Service Class 2 - Geode Capital Management, LLC(5)	0.34%	17.48%	14.03%	14.42%
Taxable Bond	Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2 - FMR Investment Management (UK) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (Hong Kong) Limited	0.62%	6.93%	-0.21%	2.45%
U.S. Equity	Fidelity® VIP Mid Cap Portfolio - Service Class 2 - FMR Investment Management (UK) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (Hong Kong) Limited(5)	0.80%	11.49%	9.83%	10.31%
U.S. Equity	Franklin DynaTech VIP Fund - Class 2(5)	0.88%	18.13%	9.09%	14.08%
Allocation	Franklin Income VIP Fund - Class 2(5)	0.72%	12.56%	7.66%	7.30%
International Equity	Franklin Mutual Global Discovery VIP Fund - Class 2(4)	1.16%	23.34%	12.00%	8.52%
Allocation	Franklin Mutual Shares VIP Fund - Class 2(4)(5)	0.94%	11.52%	9.20%	7.53%
U.S. Equity	Franklin Rising Dividends VIP Fund - Class 2(5)	0.89%	11.80%	9.50%	12.10%
U.S. Equity	Franklin Small Cap Value VIP Fund - Class 2(1)(5)	0.91%	7.65%	8.86%	9.81%
U.S. Equity	Franklin Small-Mid Cap Growth VIP Fund - Class 2(5)	1.09%	2.52%	1.03%	9.89%
Taxable Bond	Franklin Strategic Income VIP Fund - Class 2(1)	1.07%	7.24%	1.92%	3.10%
Taxable Bond	Franklin U.S. Government Securities VIP Fund - Class 2	0.79%	6.69%	0.02%	1.14%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International Equity	Goldman Sachs VIT International Equity Insights Fund - Service Class(1)(5)	1.06%	38.15%	10.80%	7.96%
U.S. Equity	Goldman Sachs VIT Mid Cap Growth Fund - Service Class(1)(5)	0.98%	7.36%	4.67%	11.58%
U.S. Equity	Goldman Sachs VIT Mid Cap Value Fund - Service Class(1)(4)(5)	1.06%	9.13%	9.77%	9.75%
U.S. Equity	Goldman Sachs VIT Small Cap Equity Insights Fund - Service Class(1)(5)	1.07%	15.82%	10.19%	10.57%
U.S. Equity	Goldman Sachs VIT Strategic Growth Fund - Service Class(1)(5)	0.95%	17.58%	12.47%	16.13%
Allocation	Goldman Sachs VIT Trend Driven Allocation Fund - Service Class(1)	0.96%	9.89%	5.91%	5.77%
Taxable Bond	Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series)(1)	1.15%	3.57%	4.56%	4.12%
Alternative	Guggenheim Variable Insurance Funds - Guggenheim Alternative Fund - Global Managed Futures Strategy Fund - Security Investors, LLC, operating under Guggenheim Investments(1)	2.18%	3.65%	3.94%	1.27%
Alternative	Guggenheim Variable Insurance Funds - Guggenheim Alternative Fund - Multi-Hedge Strategies Fund - Security Investors, LLC, operating under Guggenheim Investments(1)	1.75%	1.25%	1.23%	1.62%
U.S. Equity	Invesco® V.I. American Value Fund - Series II(5)	1.14%	20.76%	17.56%	12.01%
Allocation	Invesco® V.I. Balanced-Risk Allocation Fund - Series II(1)	1.13%	8.69%	2.27%	4.91%
U.S. Equity	Invesco® V.I. Comstock Fund - Series II(5)	1.00%	17.14%	15.14%	11.67%
U.S. Equity	Invesco® V.I. Discovery Large Cap Fund - Series II(1)(5)	1.05%	12.53%	11.41%	13.94%
U.S. Equity	Invesco® V.I. Discovery Mid Cap Growth Fund - Series II(5)	1.11%	4.53%	3.64%	11.10%
Allocation	Invesco® V.I. Equity and Income Fund - Series II(5)	0.82%	12.52%	8.68%	8.64%
International Equity	Invesco® V.I. EQV International Equity Fund - Series II(5)	1.15%	16.23%	3.42%	5.95%
International Equity	Invesco® V.I. Global Fund - Series II (5)	1.06%	15.02%	7.01%	10.72%
Sector Equity	Invesco® V.I. Global Real Estate Fund - Series II(5)	1.27%	7.61%	1.49%	2.18%
Taxable Bond	Invesco® V.I. Global Strategic Income Fund - Series II(1)(4)	1.20%	12.75%	1.39%	2.76%
Taxable Bond	Invesco® V.I. Government Securities Fund - Series II	0.95%	6.95%	-0.22%	1.34%
U.S. Equity	Invesco® V.I. Growth and Income Fund - Series II(5)	1.00%	15.30%	12.56%	10.46%
U.S. Equity	Invesco® V.I. Main Street Fund® - Series II(1)(5)	1.05%	15.64%	12.19%	12.25%
U.S. Equity	Invesco® V.I. Main Street Small Cap Fund® - Series II(5)	1.09%	8.44%	8.07%	10.31%
U.S. Equity	Invesco® V.I. Small Cap Equity Fund - Series II(5)	1.21%	7.83%	7.06%	9.28%
Money Market	Invesco® V.I. U.S. Government Money Portfolio - Series I	0.67%	3.64%	2.80%	1.76%
Taxable Bond	Lord Abbett Series Fund - Bond Debenture Portfolio - Class VC	0.98%	8.33%	2.10%	4.72%
U.S. Equity	Lord Abbett Series Fund - Dividend Growth Portfolio - Class VC(1)(5)	0.99%	15.98%	12.34%	13.06%
U.S. Equity	Lord Abbett Series Fund - Fundamental Equity Portfolio - Class VC(1)(5)	1.08%	14.29%	11.36%	9.75%
U.S. Equity	Lord Abbett Series Fund- Growth and Income Portfolio- Class VC(5)	0.93%	17.29%	13.34%	11.12%
U.S. Equity	Lord Abbett Series Fund - Growth Opportunities Portfolio - Class VC(5)	1.15%	12.94%	3.23%	10.41%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
U.S. Equity	Lord Abbett Series Fund - Mid Cap Stock Portfolio - Class VC(4)(5)	1.15%	7.05%	10.16%	7.98%
Taxable Bond	Lord Abbett Series Fund - Short Duration Income Portfolio - Class VC(1)	0.72%	5.90%	2.25%	2.62%
U.S. Equity	LVIP ClearBridge Dividend Strategy Fund - Service Class - Lincoln Financial Investments Corporation(1)(5)(6) (formerly, ClearBridge Variable Dividend Strategy Portfolio - Class II)	1.00%	12.46%	11.69%	12.29%
U.S. Equity	LVIP ClearBridge Large Cap Growth Fund - Service Class - Lincoln Financial Investments Corporation(1)(5)(6) (formerly, ClearBridge Variable Large Cap Growth Portfolio - Class II)	0.99%	8.35%	10.29%	-
U.S. Equity	MFS® VIT Growth Series - Service Class - Massachusetts Financial Services Company(1)(2)(5)	0.98%	11.90%	10.82%	15.31%
International Equity	MFS® VIT II Emerging Markets Equity Portfolio - Service Class - Massachusetts Financial Services Company(1)(2)(5)	1.48%	33.35%	4.11%	7.65%
International Equity	MFS® VIT II International Intrinsic Equity Value Portfolio - Service Class - Massachusetts Financial Services Company(1)(2)(5) (formerly, MFS® VIT II International Intrinsic Value Portfolio)	1.14%	32.96%	7.02%	9.68%
U.S. Equity	MFS® VIT II Massachusetts Investors Growth Stock Portfolio - Service Class - Massachusetts Financial Services Company(1)(2)(5)	0.97%	9.61%	9.74%	13.98%
U.S. Equity	MFS® VIT Investors Trust Series - Service Class - Massachusetts Financial Services Company(1)(2)(5)	0.99%	13.32%	11.06%	12.21%
U.S. Equity	MFS® VIT New Discovery Series - Service Class - Massachusetts Financial Services Company(1)(2)(5)	1.12%	12.56%	-0.54%	10.46%
U.S. Equity	MFS® VIT Research Series - Service Class - Massachusetts Financial Services Company(1)(2)(5)	0.99%	12.57%	10.87%	12.65%
Taxable Bond	MFS® VIT Total Return Bond Series - Service Class - Massachusetts Financial Services Company(1)(2)	0.78%	6.94%	-0.09%	2.38%
Allocation	MFS® VIT Total Return Series - Service Class - Massachusetts Financial Services Company(1)(2) (5)	0.86%	10.91%	6.16%	7.36%
Sector Equity	MFS® VIT Utilities Series - Service Class - Massachusetts Financial Services Company(1)(2) (5)	1.03%	14.76%	7.38%	9.22%
U.S. Equity	MFS® VIT Value Series - Service Class - Massachusetts Financial Services Company(1)(2)(5)	0.94%	12.77%	9.69%	9.77%
Allocation	PIMCO VIT All Asset Portfolio - Advisor Class - Pacific Investment Management Company LLC Research Affiliates LLC(1)(5)	2.225%	14.19%	5.49%	6.67%
Allocation	PIMCO VIT Global Diversified Allocation Portfolio - Advisor Class - Pacific Investment Management Company LLC(1)	1.22%	15.07%	5.23%	6.44%
Taxable Bond	PIMCO VIT High Yield Portfolio - Advisor Class - Pacific Investment Management Company LLC(5)	0.91%	8.85%	3.87%	5.47%
Taxable Bond	PIMCO VIT Income Portfolio - Advisor Class - Pacific Investment Management Company LLC(5)	1.02%	10.08%	3.31%	-
Taxable Bond	PIMCO VIT Long-Term U.S. Government Portfolio - Advisor Class - Pacific Investment Management Company LLC	2.575%	6.04%	-6.91%	-0.09%
Taxable Bond	PIMCO VIT Low Duration Portfolio - Advisor Class - Pacific Investment Management Company LLC	0.76%	5.42%	1.47%	1.69%
Taxable Bond	PIMCO VIT Real Return Portfolio - Advisor Class - Pacific Investment Management Company LLC	1.49%	7.74%	1.11%	3.11%
Taxable Bond	PIMCO VIT Short-Term Portfolio - Advisor Class - Pacific Investment Management Company LLC	0.75%	4.57%	3.14%	2.65%
Taxable Bond	PIMCO VIT Total Return Portfolio - Advisor Class - Pacific Investment Management Company LLC	0.83%	8.78%	-0.08%	2.26%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Allocation	Protective Life Dynamic Allocation Series - Conservative Portfolio - Janus Henderson Investors US LLC(1)	0.90%	11.17%	3.76%	-
Allocation	Protective Life Dynamic Allocation Series - Growth Portfolio - Janus Henderson Investors US LLC(1)	0.90%	16.01%	8.77%	-
Allocation	Protective Life Dynamic Allocation Series - Moderate Portfolio - Janus Henderson Investors US LLC(1)	0.90%	12.70%	5.28%	-
U.S. Equity	Royce Capital Micro-Cap Portfolio - Service Class(4)(5)	1.52%	13.58%	8.85%	9.86%
U.S. Equity	Royce Capital Small-Cap Portfolio - Service Class(4)(5)	1.44%	8.73%	10.40%	7.63%
Commodities	Rydex Variable Trust Commodities Strategy Fund - Security Investors, LLC, operating under Guggenheim Investments(1)(3)	1.73%	4.89%	12.80%	4.76%
Miscellaneous	Rydex Variable Trust Inverse Government Long Bond Strategy Fund - Security Investors, LLC, operating under Guggenheim Investments(1)(3)	5.67%	1.85%	12.87%	1.41%
U.S. Equity	T. Rowe Price® Blue Chip Growth Portfolio - II Class(5)	1.00%	18.43%	11.41%	15.25%
Sector Equity	T. Rowe Price® Health Sciences Portfolio - II Class(5)	1.11%	17.80%	3.86%	8.70%
International Equity	Templeton Emerging Markets VIP Fund - Class 2(5) (formerly, Templeton Developing Markets VIP Fund)	1.37%	46.27%	5.46%	10.40%
International Equity	Templeton Foreign VIP Fund - Class 2(1)(4)(5)	1.08%	29.19%	8.25%	5.75%
Taxable Bond	Templeton Global Bond VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	0.75%	15.73%	-0.96%	-0.15%
International Equity	Templeton Growth VIP Fund - Class 2(1)(4)(5)	1.12%	23.83%	7.95%	7.04%
Taxable Bond	Western Asset Core Plus VIT Portfolio - Class II - Franklin Templeton Fund Adviser, LLC(1)(6)	0.79%	7.69%	-1.67%	1.85%

(1)
These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

(2)
Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

(3)
The Sub-Account investing in this Rydex fund is no longer offered as an Investment Option under the Contract. Please see “The Funds.”

(4)
This fund will not be available to Contracts issued on or after May 1, 2021.

(5)
The Sub-Accounts that invest in these Funds are monitored under the Allocation Adjustment Program. If you elect to participate in the Allocation Adjustment Program and the Accumulation Unit value of a monitored Sub Account is equal to or below a specified level on any Monthly Anniversary Date, the Sub-Account will be temporarily “restricted” from a/locations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account. See ‘’The Allocation Adjustment Program” in the Prospectus.

?
(6)
Not available to applications signed on or after May 1, 2026. If you did not have Contract Value in, or allocation instructions including this Fund on that date, you may not allocate Purchase Payments or Contract Value to this Fund. Call Us for more information.

The following is information for the fixed options currently available under the Contract. We may change the features of the fixed options listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	1 Year	1%
DCA Account 1	6 Months	1%
DCA Account 2	12 Months	1%

APPENDIX: RETURN OF PURCHASE PAYMENT DEATH BENEFIT CALCULATION EXAMPLES
RETURN OF PURCHASE PAYMENT DEATH BENEFIT CALCULATION EXAMPLES
The purpose of the following example is to illustrate the Return of Purchase Payments Death Benefit. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example reflects the deduction of fees and charges. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2024)

•
Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•
Owner passes away on 7/1/2029

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/24	Contract Issue	N/A	100,000 (A)	N/A	100,000	—	100,000
1/1/25	Anniversary	120,000 (B)		—	120,000	—	120,000
1/1/26	Anniversary	130,000	—	—	130,000	—	130,000
4/1/26	Withdrawal	125,000	—	25,000 (C)	100,000 (D)	20,000 (E)	100,000 (F)
1/1/27	Anniversary	103,000	—	—	103,000	—	103,000
1/1/28	Anniversary	111,000	—	—	111,000	—	111,000
10/1/28	Purchase Payment	85,000	80,000 (G)	—	165,000	—	165,000
11/30/28	Withdrawal	155,000	—	5,500 (H)	149,500	5,678 (I)	154,322 (J)
3/31/29	Withdrawal	160,000	—	16,000 (K)	144,000	15,432	144,000
7/1/29	Owner Death	135,000 (L)	—	—	135,000		138,890 (M)

(A)
Contract is issued with a Purchase Payment of  $100,000.

(B)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(C)
A withdrawal of  $25,000 is made.

(D)
$150,000 = $175,000 – $25,000.

(E)
The “Adjusted Withdrawal Amount” is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

(F)
The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $100,000 = the greater of  $100,000 or $100,000 less $20,000 respectively.

(G)
A Purchase Payment of  $80,000 is made on 10/1/2028.

(H)
A withdrawal of  $5,500 is made.

(I)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn reduces Contract Value. Assuming the death benefit at the time of withdrawal is $160,000, the adjusted withdrawal amount is $5,677 = $5,500 / $155,000 * 160,000.

(J)
The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $154,323 = the greater of  $149,500 or $154,323 ($100,000 + $80,000 – $20,000 – $5,677), respectively.

(K)
A withdrawal of  $16,000 is made on 3/31/2029.

(L)
The Owner dies on 7/1/2029 and the Contract Value at that time has declined to $135,000.

(M)
The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $138,890 = greater of  $135,000 or $138,890 ($100,000 + $80,000 – $20,000 – $5,678 – $15,432) respectively.

APPENDIX: RIGHT TO CANCEL
EXAMPLE OF SURRENDER CHARGE CALCULATION
The purpose of the following example is to illustrate the surrender charges. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.
Within certain time limits, we deduct a surrender charge from your Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.
Each Contract Year you may withdraw a specified amount, called the “free withdrawal amount”, from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges.
Surrender charges are applied to Contract Value surrendered according to the table below:
Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%
Assume an initial Purchase Payment of  $50,000 is made on the Issue Date (1/1/2024), followed by subsequent Purchase Payments of  $50,000 (paid 5/1/2025) and $50,000 (paid 8/1/2026). On the second Contract Anniversary
(1/1/2026), assume the Contract Value equals $130,000.
A partial withdrawal request for $45,000 is received on 10/31/2026.
On the third Contract Anniversary (1/1/2027), assume the Contract Value equals $125,000. Assume that a full surrender is received on 12/17/2027 when the Contract Value equals $165,000. First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $13,500.

The following table outlines the steps we take to determine the surrender charge for the $45,000 withdrawal and for the $165,000 full surrender:
Step	$45,000 Withdrawal	$165,000 Full Surrender

(i)
Determination of free withdrawal amount – greatest of

(1)
Earnings in your Contract as of the prior Contract Anniversary

(2)
10% of your cumulative Purchase Payments as of the prior Contract Anniversary

(3)
10% of the Contract Value as of the prior Contract Anniversary.

Greatest of:
(1)
Earnings = Contract Value − total Net Purchase Payments (A) Earnings = $130,000 − $125,000 = $5,000

(2)
10% * $150,000 = $15,000

(3)
10% * $130,000 = $13,000

Greatest value is (2), or $15,000

Greatest of:
(1)
Earnings = Contract Value − total Net Purchase Payments (A) Earnings = $121,000 – ($150,000 − $30,000) = $1,000

(2)
10% * $150,000 = $15,000

(3)
10% * $125,000 = $12,500

Greatest value is (2), or $15,000

(ii) Amount subject to surrender charge = Requested amount less amount from step (1)	$45,000 − $15,000 = $30,000	$165,000 − $15,000 = $150,000

Step	$45,000 Withdrawal	$165,000 Full Surrender
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	• $30,000 withdrawal comes from $50,000 Purchase Payment • Only 2 full years have passed since Purchase Payment Surrender charge = 6%
•
Since $30,000 has already been withdrawn from the initial Purchase Payment, $20,000 is allocated to the initial Purchase Payment

•
Only 3 full years have passed since the first Purchase Payment
Surrender charge = 5%
•
Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment

•
Only 2 full years have passed since the second Purchase Payment
Surrender charge = 6%
•
Since the third Purchase Payment was $50,000, the entire $50,000 is allocated to the third Purchase Payment

•
Only 1 full year has passed since the third Purchase Payment
Surrender charge = 6%
•
Allocating the surrender amount to the three Purchase Payments covers only $120,000 of the eligible $150,000. So the remaining $30,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:

•
$30,000 * ($20,000 / $120,000)= $5,000 (The first Purchase Payment has $25,000 ($20,000 + $5,000) allocated to it)

•
$30,000 * ($50,000 / $120,000)= $12,500 (The second Purchase Payment has $62,500 ($50,000 + $12,500)allocated to it)

•
$30,000 * ($50,000 / $120,000)= $12,500 (The third Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)

(iv) Surrender charge = amount(s) from step (ii) multiplied by amount(s) from step (iii)	$30,000 * 6% = $1,800	$25,000 * 5% = $1,250 $62,500 * 6% = $3,750 $62,500 * 6% = $3,750 $1,250 + $3,750 + $3,750 = $8,750

(A)
For the purposes of this illustration, “Net Purchase Payments” means the total Purchase Payments less total withdrawals.

APPENDIX: EXPLANTION OF THE VARIABLE INCOME PAYMENT CALCULATION
The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.
Assuming an Annuity Value of  $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using a 5% assumed investment return, as shown below.
There are 5 annual payments scheduled. Assuming an investment return of 5%, the applied Annuity Value is then assumed to have a balance of  $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.
Date	Investment Return During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00
Assuming an investment return of 5%, a payment of  $23,097.48 is determined, but not paid, on the Annuity Date.
The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.
Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.
EXPLANATION OF THE COMMUTED VALUE CALCULATION
A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See “Annuity Options.”) If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed investment return of 5%, which will be equal to the values shown in the column titled “Annuity Value after Payment,” above. If the Contract is surrendered while variable income payments are being made under Annuity Option A within 7 years, the amount payable will be reduced by any applicable surrender charge. (See “Annuity Income Payments, Variable Income Payments.”)

APPENDIX: EXAMPLE OF SECUREPAY LIFE RIDER
EXAMPLE OF ALLOCATION ADJUSTMENT PROGRAM
The purpose of this example is to demonstrate the operation of the Allocation Adjustment Program. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance.
Under the Allocation Adjustment Program, if, on any Monthly Anniversary Date, the Accumulation Unit value of any Sub-Account (other than an Unmonitored Sub-Account) drops below its 12-month Simple Moving Average (“SMA”), the Sub-Account will be temporarily “restricted” from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Invesco® V.I. U.S. Government Money Portfolio Sub-Account.
Contract Month	Accumulation Unit Value	SMA12 (A)	Is Sub-Account 1 Restricted? (B)	Hypothetical Contract Value in Sub-Account 1 (C)	Hypothetical Contract Value in Money Fund Sub-Account (D)
12	6.17	6.16		10,000
13	6.24	6.17	No (E)	10,089
14	5.76	6.14	Yes	—	9,282 (F)
15	5.41	6.09	Yes		9,286
16	5.35	6.03	Yes		9,290
17	4.53	5.87	Yes		9,294
18	3.73	5.62	Yes		9,298
19	2.94	5.33	Yes		9,302
20	3.33	5.08	Yes		9,305
21	3.15	4.85	Yes		9,309
22	2.98	4.62	Yes		9,313
23	3.29	4.41	Yes		9,317
24	3.81	4.21	Yes		9,321
25	4.19	4.04 (G)	No (H)	9,325

(A)
SMA12 is the sum of the 12 most recent Monthly Anniversary Dates Accumulation Unit values divided by 12.

(B)
Once we calculate a Sub-Account’s SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account’s current Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account’s current Accumulation Unit value is equal to or less than the Sub-Account’s SMA over the most recent 12 Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted.

(C)
$10,000 of the initial Purchase Payment is allocated to the hypothetical Sub-Account 1.

(D)
If a Sub-Account becomes restricted, as described in (B), we transfer the Contract Value in that Sub-Account to the Invesco V.I. U.S. Government Portfolio Sub-Account, until the Sub-Account is no longer restricted.

(E)
At the end of the first contract month after the first Contract Anniversary 1, the Accumulation Unit value of Sub-Account 1 (6.24) is greater than SMA12 (6.17). Therefore, Sub-Account 1 is not restricted.

(F)
At the end of contract month 14, the Accumulation Unit value of Sub-Account 1 (5.76) is less than or equal to SMA12 (6.14). Therefore, Sub-Account 1 is restricted and the entire allocation in Sub-Account 1 ($9,282) is transferred to the Money Sub-Account.

(G)
Calculation of SMA12 (4.19 + 3.81 + 3.29 + 2.98 + 3.15 + 3.33 + 2.94 + 3.73 + 4.53 + 5.35 + 5.41 + 5.76)/12 = 4.04.

(H)
At the end of contract month 25, the Accumulation Unit value of Sub-Account 1 (4.19) is greater than SMA12 (4.04). Therefore, Sub-Account 1 is no longer restricted and the entire allocation in the the Invesco V.I. U.S. Government Money Portfolio Sub-Account is re-allocated back to Sub-Account 1.

APPENDIX: VARIATIONS OF RIGHT TO CANCEL DEADLINES AFTER RECEIPT OF CONTRACT BY OWNER, BY STATE
STATE	Deadline for New Contract Purchase	Deadline Replacement Contract Purchase
AL	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
AK	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
AZ	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
AZ – Senior (A)	within thirty (30) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
AR	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
CA	within twenty (20) days for greater of return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
CA – Senior (B)	within thirty (30) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
CO	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
CT (C)	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
DE	within ten (10) days for a return of Contract Value	within twenty (20) days for a return of Contract Value
DC	within ten (10) days for a return of Contract Value	within ten (10) days for a return of Contract Value
FL	within thirty (30) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
GA	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
HI	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
ID	within twenty (20) days for greater of return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
IL	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
IN	within ten (10) days for a return of Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
IA	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
KS	within ten (10) days for a return of Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
KY	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
LA	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value

STATE	Deadline for New Contract Purchase	Deadline Replacement Contract Purchase
ME	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
MD	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
MA	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
MI	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
MN	within twenty (20) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
MS	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
MO	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
MT	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
NE	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
NV	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
NH	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
NJ	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
NM	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
NY	within ten (10) days for a return of Contract Value	within sixty (60) days for a return of Contract Value
NC	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
ND	within twenty (20) days for a return of Contract Value	within twenty (20) days for a return of Contract Value
OH	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
OK	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
OR	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
PA	within ten (10) days for a return of Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
RI	within twenty (20) days for a return of Contract Value	within thirty (30) days for a return of Contract Value

STATE	Deadline for New Contract Purchase	Deadline Replacement Contract Purchase
SC	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
SD	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
TN	within ten (10) days for a return of Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
TX	within twenty (20) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
UT	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
VT	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for a return of Contract Value
VA	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
WA	within ten (10) days for greater of Return of Purchase Payments & Contract Value	within thirty (30) days for greater of Return of Purchase Payments & Contract Value
WV	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
WI	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value
WY	within ten (10) days for a return of Contract Value	within thirty (30) days for a return of Contract Value

(A)
“Seniors” are defined as “any owner or annuitant 65 years old or older on contract issue date”

(B)
“Seniors” are defined as “any owner or annuitant 60 years old or older on contract issue date”

(C)
If the Annuity is cancelled before it is issued, the premium is returned

APPENDIX: FINANCIAL INTERMEDIARY VARIATIONS
There may be variations in the availability of investment options, benefits, and/or other features described in this prospectus – including restrictions, limitations, and other variations – which may apply depending on the financial intermediary through which this Contract was sold. For example, a financial intermediary may not recommend certain investment options, optional benefits, or other features available under the Contract.
Currently, we are not aware of any variations in the offering of the Contract by any financial intermediary. Variations may be imposed by some financial intermediaries without our knowledge. We do not believe we can obtain information about other financial intermediary variations, restrictions and/or limitations without unreasonable effort or expense. In some cases, if a particular investment option, benefit and/or feature described in this prospectus is of interest to you, you may contact us directly to discuss availability. If we become aware of any variations we will update this appendix.
You should always discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, benefits, and/or other features available to you through your financial professional.

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission (“SEC”), contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by calling us at 1-800-456-6330 or writing to us at the address shown on the cover page of this Prospectus. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).
Reports and other information about the Protective Variable Annuity Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000131791

PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information ("SAI") contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company (the "Company"). This Statement of Additional Information is not a prospectus. It should be read only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. Those prospectuses provide detailed information concerning the Contract and the variable investment options that fund the Contract. Each variable investment option is a subaccount of the Company's Protective Variable Annuity Separate Account. Definitions of special terms used in the SAI are found in the Prospectus for the Contract. The Prospectus for the Contract is dated May 1, 2026. You may obtain a copy of the Prospectus by writing us at P.O. Box 10648, Birmingham, Alabama 35202-0648 or calling us toll free at 1-800-456-6330.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2026.

STATEMENT OF ADDITIONAL INFORMATION

Page
THE COMPANY	3
THE VARIABLE ACCOUNT	3
SAFEKEEPING OF ACCOUNT ASSETS	3
RECORDS AND REPORTS	3
EXPERTS	3
FINANCIAL STATEMENTS	4

2

THE COMPANY

The Company

We are Protective Life Insurance Company (the "Company", "we," "our," "us" and "Protective Life"), a Nebraska corporation. Following its receipt of an Order Approving Redomestication on December 20, 2024, Protective Life redomesticated from Tennessee to Nebraska, and became an insurance company domiciled in the State of Nebraska as of December 31, 2024. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and a wholly-owned subsidiary of Daiichi Life Group, Inc. ("Daiichi") (formerly Dai-ichi Life Holdings, Inc). Daiichi's stock is traded on the Tokyo Stock Exchange. No other company has any legal responsibility to pay amounts that the Company owes under the Contracts. The Company is solely responsible for paying all amounts owed to you under the Contract.

The Variable Account

The Protective Variable Annuity Separate Account (the “Variable Account”) is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. On December 31, 2024, Protective Life changed to a Nebraska corporation and, accordingly, the Variable Account currently operates under the laws and regulations of Nebraska.

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's general account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $50 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

EXPERTS

The financial statements of the subaccounts that comprise Protective Variable Annuity Separate Account as of December 31, 2025, and for each of the years or periods presented, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of Protective Life Insurance Company as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report covering the December 31, 2025 financial statements includes explanatory language that states that the financial statements are prepared by Protective Life Insurance Company using statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance.

The business address for KPMG LLP is 420 20th Street North, Suite 1800, Birmingham, Alabama 35203.

3

FINANCIAL STATEMENTS

The audited statements of assets and liabilities of the subaccounts that comprise Protective Variable Annuity Separate Account as of December 31, 2025, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended as well as the Report of Independent Registered Public Accounting Firm are incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-08108, filed with the SEC on April 17, 2026.

The audited statutory statements of admitted assets, liabilities, and capital and surplus of Protective Life Insurance Company as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025 as well as the Independent Auditors' Report are incorporated into the Statement of Additional Information by reference to the Variable Account's Form N-VPFS, File No. 811-08108, filed with the SEC on April 6, 2026. Protective Life's audited financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

4

PART C

OTHER INFORMATION

Item 27. Exhibits

(a) Board of Directors Resolutions

(a) (1)  Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Variable Annuity Separate Account is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-233415), filed with the Commission on August 22, 2019.

(b) Custodial Agreements - Not Applicable

(c) Underwriting Contracts

(c) (1) Distribution Agreement between IDI and PLICO is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(c) (1) (i) Second Amended Distribution Agreement dated October 24, 2013 (PLICO-IDI) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 25, 2014.

(c) (1) (ii) Revised Second Amended Distribution Agreement dated June 1, 2018 (PLICO-IDI) is incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on July 20, 2018.

(c) (1) (iii) Amendment No. 1 to the Second Amended Distribution Agreement (PLICO-IDI) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on July  27, 2020.

(c) (1) (iv) Revised Schedule to Second Amended Distribution Agreement between IDI and PLICO is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on November 25, 2020.

(c) (2) Distribution Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Variable Annuity Separate Account is incorporated herein by reference to the Form N-4 Registration Statement, (File No. 333-233415), filed with the Commission on August 22, 2019.

(c) (3) Distribution Agreement between Investment Distributors, Inc. and broker-dealers is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-233415), filed with the Commission on August 22, 2019.

(c)(4) Third Amended and Restated Distribution Agreement (PLICO-IDI) is incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on June 9, 2025.

(d) Contracts (including Riders and Endorsements)

(d) (1) Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

(d) (2) Contract Schedule for Individual Contracts is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

(d) (3) Guaranteed Account Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

(d) (4) Qualified Retirement Plan Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

(d) (5) Roth IRA Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

(d) (6)  Traditional IRA Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

(d) (7) Return of Purchase Payments Death Benefit Rider is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

(d) (8)  Annuitization Bonus Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

(d) (9) Waiver of Surrender Charge Endorsement for Terminal Illness or Nursing Home Confinement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179649), filed with the Commission on February 23, 2012.

(d) (10) Allocation Adjustment Program Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on August 1, 2013.

(e) Applications

(e) (1)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 26, 2017.

(f) Insurance Company’s Certificate of Incorporation and By-Laws

(f) (1) 2011 Amended and Restated Charter of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(f) (1) (i) 2020 Amended and Restated Charter of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

(f) (1) (ii) 2024 Amended and Restated Articles of Incorporation of Protective Life Insurance Company- filed herein.

(f) (2) 2011 Amended and Restated By-laws of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(f) (2) (i) 2020 Amended and Restated By-laws of Protective Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

(f) (2) (ii) 2024 Amended and Restated Bylaws of Protective Life Insurance Company- filed herein.

(g) Reinsurance Contracts - Not Applicable

(h) Participation Agreements

(h) (1) Participation Agreement dated May 1, 1997 (Oppenheimer Variable Account Funds) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984), filed with the Commission on April 30, 1997.

(h) (1) (i) Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) is incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (1) (ii) Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.

(h) (2) Participation Agreement dated May 1, 2012 (MFS Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 333-190294), as filed with the Commission on April 28, 2021.

(h) (2) (i) Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (2) (ii) Amendment dated October 1, 2020 to Participation Agreement (MFS Variable Insurance Trust) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (2) (iii)  Amendment dated March 22, 2022 to Participation Agreement (MFS Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No.15 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 19, 2024.

(h) (2) (iv) Amendment dated August 11, 2022 to Participation Agreement (MFS Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (3) Participation Agreement dated April 30, 2002 (Lord Abbett Series Fund) is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.

(h) (3) (i) Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (3) (ii) Amendment dated April 28, 2022 (Lord Abbett Series Fund) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the N-4 Registration Statement (File No. 333-261426), filed July 5, 2022.

(h) (4) Participation Agreement dated December 19, 2003 (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.

(h) (4) (i) Rule 22c-2 Shareholder Information Agreement dated April 11, 2007 (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (4) (ii) Amendment dated April 12, 2011 to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

(h) (4) (iii) Amendment dated December 22, 2020 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (4) (iv) Amendment dated April 12, 2021 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (4) (v) Amendment dated March 24, 2022 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (4) (vi) Amendment dated December 15, 2022 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (4) (vii) Amendment dated April 23, 2024 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No, to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 22, 2025.

(h) (5) Participation Agreement dated April 11, 2007 (Fidelity Variable Insurance Products) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (5) (i) Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (5) (ii) Amendment dated October 15, 2020 to Participation Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (5) (iii) Amendment dated October 11, 2021 to Participation Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on November 30, 2021.

(h) (5) (iv) Amendment dated March 10, 2022 to Participation Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (5) (v)  Amendment dated December 15, 2022 to Participation Agreement (Fidelity Variable Insurance Products) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (6) Participation Agreement (and Amendment No. 1) dated May 1, 2006 (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

(h) (6) (i) Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (6) (ii) Amendment dated August 16, 2010 to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

(h) (6) (iii) Participation Agreement dated February 1, 2015 (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 333-190294), as filed with the Commission on April 28, 2021.

(h) (6) (iv) Participation Agreement dated November 30, 2020 (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

(h) (6) (v) Addendum dated November 30, 2020 to Participation Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

(h) (6) (vi) Amendment dated March 31, 2021 to Participation Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (6) (vii) Amendment dated April 1, 2022 to Participation Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the N-4 Registration Statement (File No. 333-261426), filed July 5, 2022.

(h) (6) (viii) Amendment dated November 1, 2022 to Participation Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (7) Participation Agreement dated November 1, 2009 (Legg Mason) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(h) (7) (i) Amendment dated April 11, 2014 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (7) (ii) Amendment dated September 10, 2019 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (7) (iii) Amendment dated August 11, 2020 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (7) (iv) Amendment dated November 30, 2020 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (7) (v) Amendment dated April 7, 2021 to Participation Agreement (Legg Mason) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (7) (vi) Amendment dated October 26, 2022 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-267354), filed with the Commission on December 15, 2022.

(h) (8) Participation Agreement dated November 1, 2009 (PIMCO Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(h) (8) (i) Novation of and Amendment dated April 25, 2011 to Participation Agreement (PIMCO Variable Insurance Trust) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (8) (ii) Amendment dated April 25, 2011 to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (8) (iii) Amendment dated September 1, 2020 to Participation Agreement (PIMCO Variable Insurance Trust) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (8) (iv) Amendment dated April 2, 2021 to Participation Agreement (PIMCO Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (8) (v) Amendment dated August 9, 2022 to Participation Agreement (PIMCO Variable Insurance Trust) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-267354), filed with the Commission on September 9, 2022.

(h) (9) Participation Agreement dated November 1, 2009 (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(h) (9) (i) Rule 22c-2 Information Sharing Agreement (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(h) (9) (ii) Amendment dated November 30, 2020 to Participation Agreement (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 11, 2021.

(h) (9) (iii)  Amendment dated August 10, 2022 to Participation Agreement (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-4 Registration Statement (File No. 333-176657), filed with the Commission on April 20, 2023.

(h) (10) Participation Agreement dated April 30, 2004 (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

(h) (10) (i) Rule 22c-2 Agreement (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 333-179649), as filed with the Commission on August 24, 2016.

(h) (10) (ii) Participation Agreement dated February 1, 2015 (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (10) (iii) Amendment dated March 22, 2022 to Participation Agreement (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the N-4 Registration Statement (File No. 333-261426), filed with the Commission on July 5, 2022.

(h) (11) Participation Agreement dated November 1, 2013 (Rydex and Guggenheim) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on October 25, 2013.

(h) (11) (i)  Amendment dated March 22, 2022 to Participation Agreement (Rydex and Guggenheim) is incorporated herein by reference to Post-Effective Amendment No.15 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 19, 2024.

(h) (12) Participation Agreement dated May 1, 2016 (Clayton Street Funds) is incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (12) (i) Rule 22c-2 Agreement (Clayton Street Funds) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 26, 2016.

(h) (12) (ii) Amendment dated September 1, 2020 to Participation Agreement (Clayton Street Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (12) (iii) Amendment dated December 10, 2020 (Clayton Street Funds) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on November 30, 2021.

(h) (12) (iv) Amendment dated March 10, 2022 (Clayton Street Funds) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (13) Participation Agreement dated April 1, 2008 (American Funds) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 30, 2008.

(h) (13) (i) Rule 22c-2 Shareholder Information Agreement (American Funds) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 30, 2008.

(h) (13) (ii) Participation Agreement dated June 18, 2015 (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (13) (iii) Amendment dated October 1, 2019 to Participation Agreement (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on November 25, 2020.

(h) (13) (iv) Amendment dated November 25, 2020 to Participation Agreement (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (13) (v) Amendment dated March 22, 2021 to Participation Agreement (American Funds) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File 333-240192), filed with the Commission on April 16, 2021.

(h) (13) (vi) Amendment dated April 29, 2022 to Participation Agreement (American Funds) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the N-4 Registration Statement (File No. 333-261426), filed July 5, 2022.

(h) (13) (vii) Amendment dated August 1, 2022 to Participation Agreement (American Funds) is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-267354), filed with the Commission on September 9, 2022.

(h) (14) Participation Agreement dated December 16, 2020 (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (14) (i) Amendment dated March 15, 2021 to Participation Agreement (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (14) (ii)Amendment dated January 1, 2023 to Participation Agreement (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (14) (iii) Amendment dated April 1, 2024 to Participation Agreement (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No.15 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 19, 2024.

(h) (15) Participation Agreement dated December 1, 2020 (BlackRock) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement (File No. 333-248236), filed with the Commission on December 16, 2020.

(h) (15) (i) Amendment dated May 1, 2021 to Participation Agreement (BlackRock) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (15) (ii)  Amendment dated April 1, 2022 to Participation Agreement (BlackRock) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (15) (iii) Amendment dated September 16, 2022 to Participation Agreement (BlackRock) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (16) Participation Agreement dated April 12, 2021 (Columbia Funds Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (16) (i) Participation Agreement dated April 12, 2021 (Columbia Funds Variable Insurance Trust II) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (16) (ii) Amendment dated November 23, 2021 (Columbia Funds Variable Insurance Trust II) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (16) (iii) Amendment dated March 22, 2022 (Columbia Funds Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

(h) (16) (iv) Amendment dated December 30, 2022 to Participation Agreement (Columbia Funds Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (16) (v) Amendment dated December 30, 2022 to Participation Agreement (Columbia Funds Variable Insurance Trust II) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-261426), filed with the Commission on April 20, 2023.

(h) (17) Participation Agreement dated December 8, 2020 (T. Rowe Price) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (17) (i) Rule 22c-2 Agreement dated December 8, 2020 (T. Rowe Price) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240192), filed with the Commission on April 16, 2021.

(h) (17) (ii) Amendment dated May 3, 2021 to Participation Agreement (T. Rowe Price) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-237747), filed with the Commission on October 18, 2021.

(h)(18) Participation Agreement dated May 1, 2023 (Lincoln Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-267354), filed with the Commission on April 19, 2024.

(h)(18) (i) Amendment dated April 29, 2024 to Participation Agreement (Lincoln Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-267354), filed with the Commission on April 19, 2024.

(h)(18)(ii) Amendment dated April 24, 2026 to Participation Agreement (Lincoln Variable Insurance Products Trust)- filed herein.

(i) Administrative Contracts - Not Applicable

(j) Other Material Contracts - Not Applicable

(k) Legal Opinion

(k) (1) Opinion and Consent of Brandon J. Cage, Esq. is incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 20, 2023.

(l) Other Opinions

(l) (1) Consents of KPMG LLP- Filed herein.

(m) Omitted Financial Statements - Not Applicable

(n) Initial Capital Agreements - Not Applicable

(o) Form of Initial Summary Prospectuses is incorporated herein by reference to Post-Effective Amendment No. 13 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 22, 2022.

(p) Powers of Attorney-Filed herein.

(q) Letter regarding Change in Certifying Accountant- Not Applicable.

(r) Historical Current Limits on Index Gains- Not Applicable.

Item 28. Directors and Officers of Insurance Company

Name and Principal Business Address*	Position and Offices with Insurance Company
Adams, D. Scott	Executive Vice President, Chief Transformation and Strategy Officer
Bartlett, Malcolm Lee	Senior Vice President, Corporate Tax
Bern, Leigh Bynum	Senior Vice President, Chief Financial Actuary, and Appointed Actuary
Bielen, Richard J.	Chairman of the Board, Chief Executive Officer and Director
Black, Lance P.	Executive Vice President, Acquisitions and Corporate Development
Byrd, Kenneth	Senior Vice President, Operations
Cramer, Steve	Senior Vice President, and Chief Product Officer
Creutzmann, Scott E.	Senior Vice President, and Chief Compliance Officer
Cropenbaker, John	Senior Vice President, Executive Benefits Markets
Drew, Mark L.	Executive Vice President, and Chief Legal Officer
Evesque, Wendy L.	Executive Vice President, and Chief Human Resources Officer
Goldsmith, Lisa M.	Director
Hardeman, James C.	Senior Vice President, Financial Planning and Analysis
Harrison, Wade V.	Vice Chairman,Chief Operating Officer and Director
Herring, Derry W	Senior Vice President, and Chief Auditor
Karchunas, M. Scott	Senior Vice President, and President, Asset Protection Division
Kohler, Matthew	Senior Vice President, and Chief Information Officer
Kolmin, Russell	Senior Vice President, and Chief Product Officer
Kurtz, Richard J.	Senior Vice President, and Chief Distribution Officer
Lassiter, Frank Q.	Vice President, Head of Treasury, and Treasurer
Lawrence, Mary Pat	Senior Vice President, Government Affairs
Lebel, Dominique	Senior Vice President, and Chief Risk Officer
McDonald, Laura Y.	Senior Vice President, and Chief Mortgage and Real Estate Officer
Passafiume, Philip E.	Executive Vice President, Chief Investment Officer and Director
Peeler, Rachelle R.	Senior Vice President, and Senior Human Resources Partner
Peevy, Melinda	Secretary
Pugh, Barbara N.	Senior Vice President, and Chief Accounting Officer
Ray, Webster M.	Senior Vice President, Investments
Seurkamp, Aaron C.	Senior Vice President, and President, Retirement Division
Wagner, James	Senior Vice President, and Chief Distribution Officer
Wahlheim, Cary T.	Senior Vice President, and Senior Counsel
Wells, Paul R.	President, Chief Financial Officer, and Director
Whitcomb, John	Senior Vice President, Retirement Operations and Strategic Planning
Williams, Doyle J.	Senior Vice President, and Chief Marketing Officer

* Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223

Item 29. Persons Controlled by or Under Common Control With the Insurance Company or the Registered Separate Account.

The Registered Separate Account is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of Daiichi LifeGroup, Inc. Protective Life Corporation is described more fully in the prospectus included in this registration statement.

For more information regarding the company structure of Protective Life Corporation and Daiichi LifeGroup, Inc., please refer to the organizational chart filed herein.

Item 30. Indemnification

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)  Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account, PLICO Variable Annuity Account S, Protective COLI VUL, Protective COLI PPVUL, Variable Annuity Separate Account A of Protective Life, PLAIC Variable Annuity Account S, Protective NY COLI VUL, and Protective NY Variable Life Separate Account. The principal underwriter, IDI, is also currently distributing units of interest in the following separate accounts: Variable Annuity-1 Series Account, Variable Annuity-1 Series Account of Great West Life & Annuity Insurance Company of New York, Variable Annuity-2 Series Account, Variable Annuity-2 Series Account [New York], Variable Annuity-3 Series Account, COLI VUL-2 Series Account, COLI VUL-2 Series Account of Great West Life & Annuity Insurance Company of New York, COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company, Maxim Series Account of Great West Life & Annuity Insurance Company, Prestige Variable Life Account, Pinnacle Series Account of Great West Life & Annuity Insurance Company, Trillium Variable Annuity Account.

(b)  The following information is furnished with respect to the officers and directors of IDI:

Name and Principal Business Address*	Position and Offices with Underwriter
Baggett, Alan	Assistant Financial Officer
Barkson, Carl	Vice President, Head of Corporate Tax
Carlson, Martha H.	Designated Responsible Licensed Producer
Coffman, Benjamin P.	Chief Financial Officer
Collazo, Kimberly B.	Assistant Secretary
Creutzmann, Scott E.	Director
Lane, Jamie L.	Director
Leopard, Mona	Assistant Secretary
McCreless, Kevin L.	Chief Compliance Officer
Morsch, Letitia A.	Assistant Secretary and Director
Peevy, Melinda	Secretary
Tennent, Rayburn	Assistant Financial Officer
Wagner, James	President and Director

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

This product does not offer any Index-Linked Options and/or fixed Options subject to a Contract Adjustment.

Item 32. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33. Management Services

All management contracts are discussed in the Prospectus or Statement of Additional Information.

Item 34. Fee Representation

Protective Variable Annuity Separate Account, the Registered Separate Account and Protective Life Insurance Company, the Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 22, 2026.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

By: *
Paul R. Wells, President
Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY

By: *
Paul R. Wells, President
Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date
*		Chairman of the Board,
Richard J. Bielen		Chief Executive Officer, and Director
(Principal Executive Officer)

*		Vice Chairman, Chief Operating Officer
Wade V. Harrison		and Director

*		President, Chief Financial
Paul R. Wells		Officer, and Director (Principal Accounting and Financial Officer)

*BY:	/S/ BRANDON J. CAGE		April 22, 2026
Brandon J. Cage
Attorney-in-Fact

EXHIBIT INDEX

(f) (1) (ii) 2024 Amended and Restated Articles of Incorporation of Protective Life Insurance Company

(f) (2) (ii) 2024 Amended and Restated Bylaws of Protective Life Insurance Company

(h) (18) (ii) Amendment dated April 24, 2026 to Participation Agreement (Lincoln Variable Insurance Products Trust)

(l) (1) Consents of KPMG LLP

(p) Powers of Attorney

Item (29) Organizational Chart of Daiichi Life Group, Inc.